                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                                                  [ ]

Post-Effective Amendment No. 31 (File No. 333-91691)                         [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                    Amendment No. 32 (File No. 811-07623) [X]

                        (Check appropriate box or boxes)

                RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT
           (previously IDS Life of New York Variable Annuity Account)
                           (Exact Name of Registrant)

                   RiverSource Life Insurance Co. of New York
              (previously IDS Life Insurance Company of New York)
                              (Name of Depositor)

                  20 Madison Avenue Extension, Albany, NY 12203
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 671-2237

   Rodney J. Vessels, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     [ ]   immediately upon filing pursuant to paragraph (b)

     [ ]   on (date)pursuant to paragraph (b)

     [X]   60 days after filing pursuant to paragraph (a)(1)

     [ ]   on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

PROSPECTUS
DRAFT

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

JULY __, 2010

RIVERSOURCE(R)

RAVA 5 ADVANTAGE (SM) VARIABLE ANNUITY
RAVA 5 SELECT (SM) VARIABLE ANNUITY
RAVA 5 ACCESS (SM) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES


ISSUED BY: RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)
           20 Madison Avenue Extension
           Albany, NY 12203
           Telephone: (800) 541-2251
           ameriprise.com/variableannuities
           RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT



This prospectus contains information that you should know before investing in the RAVA 5 Advantage, the RAVA 5 Select, or the RAVA 5 Access. The information in this prospectus applies to all contracts unless stated otherwise.


Prospectuses are also available for:

-    AllianceBernstein Variable Products Series Fund, Inc.


-    American Century Variable Portfolios, Inc.


-    Columbia Funds Variable Insurance Trust

-    Credit Suisse Trust


-    Dreyfus Variable Investment Trust


-    Eaton Vance Variable Trust

-    Evergreen Variable Annuity Trust

-    Fidelity(R) Variable Insurance Products - Service Class 2

-    Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
     Class 2

-    Goldman Sachs Variable Insurance Trust (VIT)

-    Invesco Variable Insurance Funds (previously AIM Variable Insurance Funds)


Document Number: 275354     Version: 1 Document Number: 274662        Version: 1 Document Number: 274143

-    Janus Aspen Series: Service Shares

-    Legg Mason Variable Portfolios I, Inc.


-    MFS(R) Variable Insurance Trust(SM)


-    Neuberger Berman Advisers Management Trust

-    Oppenheimer Variable Account Funds - Service Shares

-    PIMCO Variable Investment Trust (VIT)

-    RiverSource Variable Series Trust (RVST)


-    The Universal Institutional Funds, Inc. Van Kampen Life Investment Trust


-    Wanger Advisors Trust

-    Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your financial advisor about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.


This prospectus provides a general description of the contracts. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.



RiverSource Life of NY offers several different annuities which your financial advisor may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue. You should ask your financial advisor about his or her ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus).

TABLE OF CONTENTS


KEY TERMS
THE CONTRACTS IN BRIEF
EXPENSE SUMMARY
CONDENSED FINANCIAL INFORMATION
FINANCIAL STATEMENTS
THE VARIABLE ACCOUNT AND THE FUNDS
THE FIXED ACCOUNT
BUYING YOUR CONTRACT
CHARGES
VALUING YOUR INVESTMENT
MAKING THE MOST OF YOUR CONTRACT
SURRENDERS

CHANGING THE ANNUITANT
CHANGING OWNERSHIP
BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT
OPTIONAL BENEFITS

THE ANNUITY PAYOUT PERIOD
TAXES
VOTING RIGHTS
SUBSTITUTION OF INVESTMENTS
ABOUT THE SERVICE PROVIDERS
APPENDIX A: THE FUNDS
APPENDIX B: EXAMPLE -- SURRENDER CHARGES
APPENDIX C: EXAMPLE -- OPTIONAL DEATH BENEFITS
APPENDIX D: EXAMPLE -- OPTIONAL LIVING BENEFITS
APPENDIX E: EXAMPLE -- ADDITIONAL RMD DISCLOSURE

APPENDIX F: CONDENSED FINANCIAL INFORMATION (UNAUDITED)
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITIZATION START DATE: The date when annuity payments begin according to the applicable annuity payment plan.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RETURN: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment return we use is 5% but you may request we substitute an assumed investment return of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of your death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT: The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract at any point in time.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


FIXED ACCOUNT: Our general account which includes the regular fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.


FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.



OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. In this case, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines "owner", "you" and "your" as the new owner.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-    Individual Retirement Annuities (IRAs) including inherited IRAs under
     Section 408(b) of the Code

-    Roth IRAs including inherited Roth IRAs under Section 408A of the Code

-    Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the
     Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER: You receive a rider to your contract when you purchase optional benefits. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.



SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value immediately prior to the surrender, minus any applicable charges.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACTS IN BRIEF


This prospectus describes three contracts. Each contract has different expenses. RAVA 5 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 5 Select has a four-year surrender charge schedule, and has lower mortality and expense risk fees than RAVA 5 Access. RAVA 5 Advantage offers a choice of a seven-year or a ten-year surrender charge schedule and has the lowest mortality and expense risk fees of the three contracts. Your financial advisor can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract. The information in this prospectus applies to all contracts unless stated otherwise.



PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the regular fixed account (if available), subaccounts and/or Special DCA fixed account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract. Beginning at a specified time in the future called the annuitization start date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax and/or other charges).


BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:

- "Tax Free" Exchanges: It may not be advantageous for you to purchase one of these contracts in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under
     Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on these contracts. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into one of these contracts. If the exchange does not qualify for
     Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for one of these contracts, or buy one of these contracts in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges.")

- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (see "Taxes")

- Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

- How long you plan to keep your contract: variable annuities are not short-term liquid investments. RAVA 5 Advantage and RAVA 5 Select contracts have surrender charges. RAVA 5 Access contract does not have a surrender charge schedule, but it has a higher mortality and expense risk fee than RAVA 5 Advantage and RAVA 5 Select. All contracts offer an annuity payout plan called Annuity Payout Plan E, which imposes a surrender charge only if you elect to surrender remaining variable payouts available under Annuity Payout Plan E. (see "Annuity Payout Plans -- Plan E") Does the contract meet your current and anticipated future needs for liquidity?

- If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?

- The fees and expenses you will pay when buying, owning and surrendering money from these contracts. (see "Charges")


- How and when you plan to take money from the contract: under current tax law, surrenders, including surrenders made under optional benefit riders, are taxed differently than annuity payouts. If you have elected SecureSource Stages NY rider and you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal") under the SecureSource Stages NY rider, the guaranteed amounts under the rider may be reduced and may eliminate or reduce the value of any credit and/or step ups available under the rider. In addition, certain surrenders may be subject to a federal income tax penalty. (see "Surrenders")


- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, these contracts are not suitable for you and you should not buy one of them. (see "Making the Most of Your Contract -- Transferring Among Accounts")


FREE LOOK PERIOD: You may return your contract to your financial advisor or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. (See "Valuing Your Investment.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among the:

- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")




- regular fixed account, which earns interest at rates that we adjust periodically. For RAVA 5 Advantage and RAVA 5 Select contracts, there are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Buying Your Contract", "Transfer Policies" and "The Regular Fixed Account"). For RAVA 5 Access contracts, the regular fixed account is not available.


- Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (see "The Fixed Account -- The Special DCA Fixed Account")


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA fixed account. Regular fixed account transfers are subject to special restrictions. (see "Making the Most of Your Contract -- Transferring Among Accounts")



SURRENDERS: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (see "Surrenders")


BENEFITS IN CASE OF DEATH: If you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (see "Benefits in Case of Death -- Standard Death Benefit")


OPTIONAL BENEFITS: These contracts offer optional living and death benefits that are available for additional charges if you meet certain criteria. Optional living benefits may require the use of an investment option under the PN program which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial surrenders that can be taken under the optional benefit during a contract year. (see "Optional Benefits")


ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The Special DCA fixed account is not available after the annuitization start date. (see "The Annuity Payout Period")

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING FROM THESE CONTRACTS. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY ONE OF THESE CONTRACTS OR SURRENDER ONE OF THESE CONTRACTS.


CONTRACT OWNER TRANSACTION EXPENSES


SURRENDER CHARGES FOR RAVA 5 ADVANTAGE


(Contingent deferred sales load as a percentage of purchase payments surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.


               SEVEN-YEAR SCHEDULE                                    TEN-YEAR SCHEDULE
  NUMBER OF COMPLETED           SURRENDER CHARGE          NUMBER OF COMPLETED         SURRENDER CHARGE
YEARS FROM DATE OF EACH   PERCENTAGE APPLIED TO EACH   YEARS FROM DATE OF EACH   PERCENTAGE APPLIED TO EACH
   PURCHASE PAYMENT              PURCHASE PAYMENT           PURCHASE PAYMENT           PURCHASE PAYMENT
          0                           7%                          0                           8%
          1                           7                           1                           8
          2                           7                           2                           8
          3                           6                           3                           7
          4                           5                           4                           6
          5                           4                           5                           5
          6                           2                           6                           4
          7+                          0                           7                           3
                                                                  8                           2
                                                                  9                           1
                                                                 10+                          0



SURRENDER CHARGE FOR RAVA 5 SELECT


(Contingent deferred sales load as a percentage of purchase payments surrendered)


                SURRENDER CHARGE
CONTRACT     PERCENTAGE APPLIED TO
  YEAR           PURCHASE PAYMENTS
   1                  7%
   2                  6
   3                  5
   4                  4
Thereafter            0


There are no surrender charges on and after the fourth contract anniversary.

SURRENDER CHARGE FOR RAVA 5 ACCESS:   0%

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

CONTRACT ADMINISTRATIVE CHARGE


Annual contract administrative charge              Maximum: $50   Current: $30
Annual contract administrative charge if
your contract value equals or exceeds $50,000      Maximum: $20   Current: $ 0
Contract administrative charge at full surrender   Maximum: $50   Current: $30

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value)

YOU MUST CHOOSE A PRODUCT, A DEATH BENEFIT GUARANTEE AND THE LENGTH OF YOUR CONTRACT'S SURRENDER CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

     RAVA 5 ADVANTAGE WITH TEN-YEAR SURRENDER CHARGE SCHEDULE


                             MORTALITY AND
                           EXPENSE RISK FEE
                           -----------------
Standard Death Benefit          0.85%
ROPP Death Benefit(1)           1.20
MAV Death Benefit               1.10
5-year MAV Death Benefit        0.95


     RAVA 5 ADVANTAGE WITH SEVEN-YEAR SURRENDER CHARGE


                             MORTALITY AND
                           EXPENSE RISK FEE
                           -----------------
Standard Death Benefit          0.95%
ROPP Death Benefit(1)           1.30
MAV Death Benefit               1.20
5-year MAV Death Benefit        1.05


     RAVA 5 SELECT


                             MORTALITY AND
                           EXPENSE RISK FEE
                           -----------------
Standard Death Benefit          1.20%
ROPP Death Benefit(1)           1.55
MAV Death Benefit               1.45
5-year MAV Death Benefit        1.30

     RAVA 5 ACCESS


                             MORTALITY AND
                           EXPENSE RISK FEE
                           -----------------
Standard Death Benefit          1.35%
ROPP Death Benefit              1.70
MAV Death Benefit               1.60
5-year MAV Death Benefit        1.45


OTHER ANNUAL EXPENSES


OPTIONAL RIDER FEES




OPTIONAL LIVING BENEFITS

If eligible, you may select one of the following optional living benefits. The optional living benefits require participation in the PN program, The fees apply only if you select one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(R) (APB(R)) RIDER FEE   Maximum: 1.75%   Current: 1.25%

(Charged annually on the contract anniversary as a percentage of contract value or the minimum contract accumulation value, whichever is greater.)


SECURESOURCE STAGES NY(SM) - SINGLE LIFE RIDER FEE   Maximum: 1.75%   Current: 0.90%
SECURESOURCE STAGES NY(SM) - JOINT LIFE RIDER FEE    Maximum: 1.75%   Current: 0.90%


(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS (a)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                  MINIMUM   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements     ___%      ___%

(a)  Each fund deducts management fees and other expenses from fund assets.
     Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Accounts and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 5 ADVANTAGE, RAVA 5 SELECT AND RAVA 5 ACCESS



(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


[TO BE FILED BY AMENDMENT]

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the optional MAV and APB(1)(3) or SecureSource Stages NY, if available. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                      IF YOU DO NOT SURRENDER YOUR CONTRACT
                                              IF YOU SURRENDER YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
RAVA 5 ADVANTAGE
With a ten-year surrender charge schedule
RAVA 5 ADVANTAGE
   With a seven-year surrender charge schedule
RAVA 5 SELECT

RAVA 5 ACCESS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you have the Standard Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                      IF YOU DO NOT SURRENDER YOUR CONTRACT
                                              IF YOU SURRENDER YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
RAVA 5 ADVANTAGE
With a ten-year surrender charge schedule
RAVA 5 ADVANTAGE
   With a seven-year surrender charge schedule
RAVA 5 SELECT

RAVA 5 ACCESS


(1)  In these examples, the contract administrative charge is $50.

(2)  In these examples, the contract administrative charge is $30.


(3) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix G.

We do not include any condensed financial information for subaccounts that are new and did not have any activity as of the financial statement date.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.


THE VARIABLE ACCOUNT AND THE FUNDS


THE VARIABLE ACCOUNT: The variable account was established under New York law on April 17, 1996, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


-     REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
      INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Seligman Variable Portfolio funds, Threadneedle Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds, and Variable Portfolio fund of funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


      Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").


      The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:

      - Compensating, training and educating financial advisors who sell the contracts.

      - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

      - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and financial advisors.

      - Providing sub-transfer agency and shareholder servicing to contract owners.

      - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

      - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

      - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

      - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

      - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

      - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

      - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

      - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.





THE FIXED ACCOUNT


Amounts allocated to the fixed account become part of our general account. The fixed account includes the regular fixed account and the Special DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life of NY. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE REGULAR FIXED ACCOUNT


For RAVA 5 Advantage and RAVA 5 Select, unless the PN program is in effect, you also may allocate purchase payments or transfer contract value to the regular fixed account. For RAVA 5 Access contracts, the regular fixed account is not available. The value of the regular fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account. (See "Making the Most of Your Contract -- Transfer policies".)


THE SPECIAL DCA FIXED ACCOUNT

You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.

You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.


In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts or PN program investment option you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account as a destination for the Special DCA monthly transfer.


The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:

            - for the Special DCA fixed account and the regular fixed account; and

            - for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

            -     the Special DCA fixed account for a six month term;

            -     the Special DCA fixed account for a twelve month term;

            -     the PN program investment option in effect;

            - if no PN program investment option is in effect, to the regular fixed account, if available, and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account.


Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.

If you participate in the PN program, and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.

If your contract permits, and you discontinue your participation in the PN program while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.


You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the regular fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

You can fill out an application and send it along with your initial purchase payment to our corporate office. You may buy RAVA 5 Advantage, RAVA 5 Select or RAVA 5 Access. Each contract has different mortality and expense risk fees. RAVA 5 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 5 Select has a four-year surrender charge schedule and lower mortality and expense risk fees then RAVA 5 Access. RAVA 5 Advantage offers a choice of a seven-year or ten-year surrender charge schedule and the lowest mortality and expense risk fees of the three contracts. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you are 90 or younger.


When you apply, you may select among the following:



- the regular fixed account(1), subaccounts, the special DCA fixed account and/or the optional PN program in which you want to invest;


-     how you want to make purchase payments;

-     a beneficiary;

- under RAVA 5 Advantage, the length of the surrender charge period (seven or ten years);-

-     one of the following optional death benefit riders:


      -     ROPP Death Benefit;

      -     MAV Death Benefit; or



      -     5-Year MAV Death Benefit; and




- one of the following optional living benefit riders that require the use of the PN program:


      -     Accumulation Protector Benefit; or



      -     SecureSource Stages NY.



(1)   For RAVA 5 Access contracts, the regular fixed account is not available.





The contracts provide for allocation of purchase payments to the subaccounts of the variable account, to the regular fixed account (if available) and/or to the Special DCA fixed account. We currently allow you to allocate the total amount of purchase payment to the regular fixed account for RAVA 5 Advantage and RAVA 5 Select. We reserve the right to limit purchase payment allocations to the regular fixed account with 30 days written notice, if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term. For RAVA 5 Access contracts, the regular fixed account is not available . (See "Purchase Payments.")


If your application is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make regular payments to your contract under a scheduled payment plan. You must make an initial purchase payment of $1,000, $2,000 or $10,000 depending on the product and tax qualification (see "Buying Your Contract - Purchase Payments"). Then, to begin the scheduled payment plan, you will complete and send a form and your first scheduled payment plan payment along with your application. There is no charge for the scheduled payment plan. You can stop your scheduled payment plan payments at any time.

THE ANNUITIZATION START DATE

Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

- no earlier than 13 months after the contract's effective date; and no later than


-     the owner's 95th birthday or the tenth contract anniversary, if later,

-     or such other date as agreed to by us.

Six months prior to your annuitization date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

If you do not make an election, annuity payouts using the contract's default option of annuity payout Plan B - Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made.


If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new annuitization start date, your contract will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions. Please see "SecureSource Stages NY -- Other Provisions" section regarding options under this rider at the annuitization start date.


BENEFICIARY

We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


If you select the SecureSource Stages NY - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


PURCHASE PAYMENTS


If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start.


MINIMUM INITIAL PURCHASE PAYMENTS

                           RAVA 5 ADVANTAGE     RAVA 5 SELECT    RAVA 5 ACCESS
QUALIFIED ANNUITIES            $1,000               $ 2,000         $ 2,000
NONQUALIFIED ANNUITIES         $2,000               $10,000         $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
   $50
   IF PAYING BY BI-WEEKLY INSTALLMENTS UNDER A SCHEDULED PAYMENT PLAN: $23.08

MAXIMUM TOTAL PURCHASE PAYMENTS* (without corporate office approval) based on your age on the effective date of the payment:

For the first year and total:
through age 85                                                     $1,000,000
for ages 86 to 90                                                  $  100,000
age 91 or older                                                    $        0

For each subsequent year:
through age 85                                                     $  100,000
for ages 86 to 90                                                  $   50,000
age 91 or older                                                    $        0

* These limits apply in total to all RiverSource Life of NY annuities you own unless a higher amount applies to your contract. For qualified annuities the Code's limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.


Additional purchase payment restrictions for contracts with the Accumulation Protector Benefit rider

Additional purchase payments for contracts with the Accumulation Protector Benefit rider are not allowed during the waiting period except for the first 180 days (1) immediately following the effective date and (2) following the last contract anniversary for each elective step up.


Additional purchase payment restrictions for the SecureSource Stages NY



The riders prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment
(ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using percentage B, as described under "Optional Living Benefits--Currently Offered - SecureSource Stages NY Riders.")



The riders prohibit additional purchase payments unless: (1) the payment is received at time of application or within 90 days thereafter, or (2) for qualified annuities where additional purchase payments are allowed in any contract year up to the maximum permissible annual contribution described by the Code, until total additional purchase payments are $100,000. These purchase payment restrictions are currently being waived until further notice. The riders also prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using percentage B, as described under "Optional Living Benefits--Currently Offered - SecureSource Stages NY Riders.")





HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:


Regular mail:



RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
P.O. BOX 5144
ALBANY, NY 12205

Express mail:



RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203



For subsequent purchase payments, send your check along with your name and contract number to:



RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474


2 BY SCHEDULED PAYMENT PLAN

We can help you set up a bank authorization.

LIMITATIONS ON USE OF CONTRACTS

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50. We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. We reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.



If you take a full surrender of your contract, we will deduct the charge at the time of surrender regardless of the contract value. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit.

MORTALITY AND EXPENSE RISK FEE


We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. These fees cover the mortality and expense risk that we assume. These fees do not apply to the fixed account. We cannot increase these fees.


     The mortality and expense risk fee you pay is based on the product you choose, the death benefit guarantee in effect and the surrender charge schedule that applies to your contract.

      RAVA 5 ADVANTAGE WITH TEN-YEAR SURRENDER CHARGE SCHEDULE


                                                                     MORTALITY
                                                                        AND
                                                                    EXPENSE RISK
                                                                        FEE
                                                                    ------------
Standard Death Benefit                                                  0.85%
ROPP Death Benefit(1)                                                   1.20
MAV Death Benefit                                                       1.10
5-year MAV Death Benefit                                                0.95


      RAVA 5 ADVANTAGE WITH SEVEN-YEAR SURRENDER CHARGE


                                                                     MORTALITY
                                                                        AND
                                                                    EXPENSE RISK
                                                                        FEE
                                                                    ------------
Standard  Death Benefit                                                 0.95%
ROPP Death Benefit(1)                                                   1.30
MAV Death Benefit                                                       1.20
5-year MAV Death Benefit                                                1.05


      RAVA 5 SELECT


                                                                     MORTALITY
                                                                        AND
                                                                    EXPENSE RISK
                                                                        FEE
                                                                    ------------
Standard  Death Benefit                                                 1.20%
ROPP Death Benefit(1)                                                   1.55
MAV Death Benefit                                                       1.45
5-year MAV Death Benefit                                                1.30


      RAVA 5 ACCESS


                                                                     MORTALITY
                                                                        AND
                                                                    EXPENSE RISK
                                                                        FEE
                                                                    ------------
Standard Death Benefit                                                  1.35%
ROPP Death Benefit(1)                                                   1.70
MAV Death Benefit                                                       1.60
5-year MAV Death Benefit                                                1.45


(1) Only available for purchase as an optional rider for ages 80 or older on the rider effective date.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge more than $20 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge for RAVA 5 Advantage or RAVA 5 Select, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE

If you surrender all or part of your contract before the annuitization start date, we may deduct a surrender charge. For RAVA 5 Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA 5 Select, a surrender charge applies if you surrender all or part of your contract value in the first four contract years. There is no surrender charge for RAVA 5 Access. The surrender charge percentages that apply to you are shown in your contract.

If you are buying a new contract as an inherited IRA, please consider carefully your surrender charge selection. Surrender charges for an inherited IRA are only waived for life time RMD amounts, not for a 5 year distribution.


You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA). The FA varies depending on whether your contract includes the SecureSource Stages NY rider:



CONTRACT WITHOUT SECURESOURCE STAGES NY RIDER


The FA is the greater of:


- 10% of the contract value on the prior contract anniversary less any prior surrenders taken in the current contract year; or


-     current contract earnings.

During the first contract year, the FA is the greater of:

- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

-     current contract earnings.


CONTRACT WITH SECURESOURCE STAGES NY RIDER


The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary less any prior surrenders taken in the current contract year;

-     current contract earnings; or

-     the Remaining Annual Lifetime Payment.

      During the first contract year, the FA is the greatest of:

      - 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA;

      -     current contract earnings; or

      -     the Remaining Annual Lifetime Payment.

Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA 5 ADVANTAGE:

A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:

1. First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out
(FIFO) basis.

2. Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.

3. Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.

The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see "Expense Summary"), and then adding the total surrender charges.

SURRENDER CHARGE UNDER RAVA 5 SELECT:

A surrender charge will apply if you surrender some or all of your contract value during the first four contract years. The surrender charge amount is determined by multiplying purchase payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage.

1. First we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA.

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first four contract years.

The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

SURRENDER CHARGE UNDER RAVA 5 ACCESS:

There is no surrender charge if you surrender all or part of your contract.

PARTIAL SURRENDERS:


For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge will equal the amount you request.



For an example, see Appendix B.


WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

      - surrenders each year that represent the total free amount for that year;

      - required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. (Please note that, if you are buying a new contract with inherited IRA money, we will not waive surrender charges for a five-year distribution and, therefore, if that option is selected, you should choose a surrender charge period that is no longer than the time remaining in the five-year period.);

      - amounts applied to an annuity payment plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge.)

      - surrenders made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions). Waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;

      -     amounts we refund to you during the free look period; and

      -     death benefits.

      CONTINGENT EVENTS

      - Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.


      - Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years with reasonable medical certainty that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges - Surrender Charge" and "The Annuity Payout Period - Annuity Payout Plans".)

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.

OPTIONAL LIVING BENEFIT CHARGES


SECURESOURCE STAGES NY RIDER CHARGE



We deduct an annual charge for this optional feature only if you select it. If selected, we deduct an annual charge of 0,90 % for SecureSource Stages NY--Single Life rider or SecureSource Stages NY--Single Life rider.





The charge is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.


We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the variable subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value Once you elect the SecureSource Stages NY rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge.



Currently the SecureSource Stages NY rider fee does not vary with the PN program investment options selected ; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Stages NY--Single Life and SecureSource Stages NY--Joint Life rider fee will not exceed a maximum charge of 1.75%.


The following describes how your annual rider fee may increase:

1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

      (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

            (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,

            (ii)  any ability to make additional purchase payments,

            (iii) any future rider credits, and the credit base (CB) will be permanently reset to zero,

            (iv) any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and

            (v) the ability to change your investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.

      (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher that your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.


2. Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available investment option may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.


If your rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The fee does not apply after the annuitization start date.

ACCUMULATION PROTECTOR BENEFIT RIDER CHARGE


We deduct an annual charge for this optional feature only if you select it. If selected, we deduct an annual charge of 1.25% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary. We prorate this fee among the variable subaccounts in the same proportion as your interest in each bears to your total variable account contract value. Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted through the end of the waiting period. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.


Currently, the Accumulation Protector Benefit rider charge does not vary with the PN program investment option selected ; however, we reserve the right to vary the rider fee for each investment option. The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit rider fee after the rider effective date unless:

(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b) you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each investment option.

If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The fee does not apply after the benefit date or after the annuitization start date.




FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")




VALUING YOUR INVESTMENT

We value your accounts as follows:




THE FIXED ACCOUNT

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:


- the sum of your purchase payments allocated to the regular fixed account and Special DCA fixed account and transfer amounts to the regular fixed accounts;


-     plus interest credited;


- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out; and



-     minus any prorated portion of the contract administrative charge.





SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-     dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-     additional purchase payments you allocate to the subaccounts;


-     transfers into or out of the subaccounts;


-     partial surrenders;

-     surrender charges;

and a deduction of a prorated portion of:

-     the contract administrative charge; and




-     the fee for any of the optional benefits you have selected:



-     the Accumulation Protector Benefit rider fee; or



-     the SecureSource Stages NY rider fee.

Accumulation unit values will fluctuate due to:

-     changes in fund net asset value;

-     fund dividends distributed to the subaccounts;

-     fund capital gains or losses;

-     fund operating expenses; and/or

-     mortality and expense risk fees.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING


Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account (if available) to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic payments under a scheduled payment plan. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                                                NUMBER
                                                                                        AMOUNT   ACCUMULATION  OF UNITS
                                                                                MONTH  INVESTED    UNIT VALUE  PURCHASED
By investing an equal number of dollars each month...............               Jan    $ 100       $ 20           5.00
                                                                                Feb      100         18           5.56
                                                                                Mar      100         17           5.88
you automatically buy more units when the per unit market
price is low.....................................................  (ARROW)      Apr      100         15           6.67
                                                                                May      100         16           6.25
                                                                                June     100         18           5.56
                                                                                July     100         17           5.88
                                                                                Aug      100         19           5.26
and fewer units when the per unit market price is high...........  (ARROW)      Sept     100         21           4.76
                                                                                Oct      100         20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features, contact your financial advisor.


Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account. See the "Special DCA Fixed Account" and "Portfolio Navigator Program" sections in this prospectus for details.

ASSET REBALANCING


You can ask us in writing to automatically rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.


Different rules apply to asset rebalancing under the Portfolio Navigator program (see "Portfolio Navigator Program" below). As long as you are not participating in the PN program, asset rebalancing is available for use with the Special DCA fixed account (see "Special DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account, as you may choose.


PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)


The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program investment option that is currently one of five funds of funds, each of which has a particular investment objective and invests in underlying funds.



You are required to participate in the PN program if your contract includes an optional Accumulation Protector Benefit rider or SecureSource Stages NY rider. If your contract does not include one of these riders, you also may elect to participate in the PN program. You should review any PN program information, including the terms of the PN program, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program.



Each of the PN program funds of funds investment options will have the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. Columbia Management Investment Advisers is the investment adviser of each of the PN program funds of funds, but does not serve as investment adviser to the PN program. Morningstar Associates, LLC will serve as an independent consultant to Columbia Management Investment Advisers to provide recommendations regarding portfolio construction and ongoing analysis of the funds of funds investment options, but will not provide any future services in connection with the model portfolios. Columbia Management Investment Advisers or an affiliate will serve as investment adviser for all of the underlying funds in which the funds of funds will invest. However, some of the underlying funds will be managed on a day-to-day basis directly by Columbia Management Investment Advisers and some will be managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management Investment Advisers and the funds' board of trustees. The funds of funds have objectives ranging from Conservative to Aggressive, and have the asset class allocation targets and a broad multi-manager approach.


Below are the target asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:


1. Variable Portfolio -  Aggressive Portfolio: 80% Equity / 20% Fixed Income

2. Variable Portfolio -  Moderately Aggressive Portfolio: 65% Equity / 35%
                         Fixed Income

3. Variable Portfolio -  Moderate Portfolio: 50% Equity / 50% Fixed Income

4. Variable Portfolio -  Moderately Conservative Portfolio: 35% Equity / 65%
                         Fixed Income

5. Variable Portfolio -  Conservative Portfolio: 20% Equity / 80% Fixed Income


POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of investment options and providing investment advisory services for the PN program investment options, Columbia Management Investment Advisers is, together with its affiliates, including us, subject to competing interests that may influence Columbia Management Investment Advisers. These competing interests involve compensation that Columbia Management Investment Advisers or its affiliates may receive as the investment adviser to the RiverSource Variable

Series Trust funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds and such allocation options. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that Columbia Management Investment Advisers does not advise are included in the investment options.

Columbia Management Investment Advisers, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role Columbia Management Investment Advisers may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. Columbia Management Investment Advisers also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions.

Some officers and employees of Columbia Management Investment Advisers are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.


PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which investment option is best for you or whether to remain in a fund of funds. Your financial advisor can help you make this determination. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the fund of funds you select or selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life of NY is not responsible for your decision to participate in the PN program, your selection of a specific investment option, or your decision to change to a different investment option.


Currently, there are five PN program investment options, ranging from conservative to aggressive. You may not use more than one investment option at a time. Each investment option is a fund of funds.

If you initially allocate qualifying purchase payments to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the Special DCA fixed account into the investment option you have chosen.


You may request a change to your investment option up to twice per contract year by written request on an authorized form or by another method agreed to by us. If your contract includes an optional Accumulation Protector Benefit or SecureSource Stages NY rider and you make such a change, we may charge you a higher fee for your rider. (See "Charges - Optional Living Benefit Charges")If your contract includes SecureSource Stages NY rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see "Making the Most of Your Contract - Transferring Among Accounts - Market Timing"). If your contract includes the SecureSource Stages NY rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of investment options based on the amount of your initial purchase payment we accept or when you take a surrender;

-     cancel required participation in the program after 30 days written notice;
      and

- discontinue the PN program. We will give you 30 days written notice of any such change.

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By investment in a PN program investment option, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a PN program fund of funds, see the prospectus for such fund of funds.

PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER OR SECURESOURCE STAGES NY RIDER



If you purchase the optional Accumulation Protector Benefit rider or the optional SecureSource Stages NY rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the investment options. You cannot select the aggressive investment option as your investment option, or transfer to the aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to participate in any of the investment options, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE STAGES NY RIDER: The SecureSource Stages NY rider requires that your contract value be invested in one of the investment options for the life of the contract. We reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource Stages NY rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to participate in any of the PN program investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE STAGES NY RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM FOR THE LIFE OF THE CONTRACT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit rider or an optional SecureSource Stages NY rider with your contract, you may elect to participate in the PN program by adding the optional PN program to your contract. You can elect to participate in the PN program at any time, and you may transfer your contract assets so that they are not invested in accordance with a PN program investment option at any time. You will also cancel the PN program if you initiate transfers other than transfers to one of the current PN program investment options. Partial surrenders do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full surrender from your contract or on your annuitization start date.


TRANSFERING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while the PN program is in effect.


You may transfer contract value from any one subaccount or the regular fixed account, if available, to another subaccount before the annuitization start date. For RAVA 5 Advantage and RAVA 5 Select contracts, certain restrictions apply to transfers involving the regular fixed account. For RAVA 5 Access contracts, the regular fixed account is not available. You may not transfer contract value to the Special DCA fixed account. You may not transfer contract value from the Special DCA fixed account except as part of automated monthly transfers.


The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.





For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

FOR RAVA 5 ADVANTAGE AND RAVA 5 SELECT


- Before the annuitization start date, you may transfer contract values between the subaccounts or from the subaccounts to the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term, you may not make a transfer from any subaccount back to the regular fixed account for six months following that transfer, partial surrender or termination. We reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with 30 days written notice. In addition, if we waive any restrictions on transfers to the regular fixed account, you will be notified in writing, signed by an officer of the company.



- You may transfer contract values from the regular fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, you may transfer the entire contract value to the regular fixed account. We reserve the right to limit transfers to the regular fixed account with 30 days written notice, if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1), or $10,000 whichever is greater. We reserve the right to change the percentage allowed to be transferred from the regular fixed account with 30 days written notice if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. In addition, if we waive any restrictions on transfers to or from the regular fixed account, you will be notified in writing, signed by an officer of the company.





- You may not transfer contract values from the subaccounts or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program investment option in effect. (See "Special DCA Fixed Account.")



- After the annuitization start date, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of the Special DCA fixed account.


(1) All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.

FOR RAVA 5 ACCESS


- Before the annuitization start date, you may transfer contract values between the subaccounts at any time.



- You may not make a transfer to the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program investment option in effect. (See "Special DCA Fixed Account.")





- After the annuitization start date, you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of the Special DCA fixed account.

MARKET TIMING


Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-     requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-     not accepting telephone or electronic transfer requests;

-     requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

-     limiting the dollar amount that you may transfer at any one time;

-     suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:


Regular mail:



RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
P.O. BOX 5144
ALBANY, NY 12205



Express mail:



RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203


MINIMUM AMOUNT


Transfers or surrenders:  $250 or entire account balance


MAXIMUM AMOUNT

Transfers or surrenders:  Contract value or entire account balance

* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS




Your financial advisor can help you set up automated transfers among your subaccounts or regular fixed account (if available) or automated partial surrenders from the regular fixed account (if available), Special DCA fixed account or the subaccounts.


You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the regular fixed account are limited to 30% of the regular fixed account value at the beginning of the contract year or $10,000, whichever is greater.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (see "Special DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Program").

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.


- If you have a SecureSource Stages NY rider, you may set up automated partial surrenders up to the lifetime benefit amount available for withdrawal under the rider.


MINIMUM AMOUNT

Transfers or surrenders:  $50

MAXIMUM AMOUNT

Transfers or surrenders: None (except for automated transfers from the regular fixed account)

3 BY TELEPHONE


Call:
(518) 869-8613





MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT

Transfers:               Contract value or entire account balance
Surrenders:              $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

SURRENDERS

You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after the annuitization start date except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the SecureSource Stages NY rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the SecureSource Stages NY rider, your benefits under the rider will be reduced (see "Optional Benefits"). Any partial surrender request that exceeds the amount allowed under the rider(s) and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the affect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES


If you have a balance in more than one account and you request a partial surrender, we will automatically surrender money from all your subaccounts, Special DCA fixed account and/or the regular fixed account, in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after a partial surrender is $500.



      (1) If you elected the SecureSource Stages NY or Accumulation Protector Benefit rider, you do not have the option to request from which account to surrender.


RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

-     payable to you;

-     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

-     request that payment be wired to your bank;

-     bank account must be in the same ownership as your contract; and

-     pre-authorization required.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

- the surrender amount includes a purchase payment check that has not cleared;

-     the NYSE is closed, except for normal holiday and weekend closings;

-     trading on the NYSE is restricted, according to SEC rules;

- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

- the SEC permits us to delay payment for the protection of security holders.

CHANGING THE ANNUITANT

If you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.


The death benefit may change due to a change of ownership.



      - If you elected the ROPP Death Benefit and if any owner is older than age 79 immediately following the ownership change, the ROPP Death Benefit will continue. If all owners are age 79 or younger, the ROPP Death Benefit will terminate and the Standard Death Benefit will apply.

      - If you elected the 5-Year MAV Death Benefit and if any owner is older than age 75 immediately following the ownership change, this rider will terminate and the Standard Death Benefit will apply. If all owners are age 75 or younger, the 5-Year MAV Death Benefit will continue.


      - If you elected the MAV Death Benefit and if any owner is older than age 79 immediately following the ownership change, this rider will terminate and the Standard Death Benefit will apply. If all owners are age 79 or younger, the MAV Death Benefit will continue.



      - The ROPP Death Benefit, MAV Death Benefit and 5-Year MAV Death Benefit values may be reset (see "Benefits in the Case of Death").


      - If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see "Charges - Mortality and Expense Risk Fee").


The SecureSource Stages NY--Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s). If ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. The rider will terminate if there is a change of ownership unless the new owner or assignee assumes total ownership of the contract and is one of the covered spouses, or a non-natural owner holding for the sole benefit of one or both covered spouses (e.g., an individual ownership changed to a personal revocable trust.). No other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit rider will continue upon change of ownership. For the SecureSource Stages NY - Single Life rider, the rider will terminate if there is a change of ownership unless (1) the new owner assumes total ownership of the contract and is one of the original owners, the covered person, or a non-natural owner holding for the sole benefit of the original owner (e.g., an individual ownership changed to a personal revocable trust.), and (2) the covered person is the same after the ownership change. (See "Optional Benefits.")



Since the joint life benefit requires that the surviving covered spouse continue the contract under the spouse's option to continue contract provision, only ownership arrangements that permit such continuation are allowed at rider issue.



If the owner is a natural person, only the covered spouses can be owners. If there is a non-natural or revocable trust owner, one of the covered spouses must be the annuitant. The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and is one of the covered spouses, or a non-natural owner holding for the sole benefit of one or both covered spouses (e.g., an individual ownership changed to a personal revocable trust.). If we waive our right to terminate the rider for any types of assignments or change of ownership other than as specified above, you will be notified in writing, signed by an officer of the company.

IF YOU DIE BEFORE THE ANNUITIZATION START DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.


For RAVA5 Advantage, there will be no surrender charges on the contract from that point forward unless additional purchase payments are made. For RAVA 5 Select, there will be no surrender charges on the contract from that point forward. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see "Optional Benefits" and "Benefits in the Case of Death - Standard Death Benefit"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges - Mortality and Expense Risk Fee").

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:


-     the beneficiary asks us in writing and


- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

      - SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


            Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. For RAVA 5 Advantage, there will be no surrender charges on the contract from that point forward unless additional purchase payments are made. For RAVA 5 Select, there will be no surrender charges on the contract from that point forward. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see "Optional Benefits", "Optional Death Benefits" and "Benefits in the Case of Death - Standard Death Benefit"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges - Mortality and Expense Risk Fee"). If your spouse is the sole beneficiary and elects to treat the contract as his/her own as an inherited IRA, the SecureSource Stages NY rider will terminate.



            If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA. In this case the SecureSource Stages NY rider will terminate.


            If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for his or her share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the spouse beneficiary is the contract value after any rider charges have been deducted from the variable account; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.


      - NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

            -    the beneficiary asks us in writing ; and

            - payouts begin no later than one year following the year of your death; and

            - the payout period does not extend beyond the beneficiary's life or life expectancy.


      If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the contract value after any rider charges have been deducted from the variable account; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit.



      In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon your death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner. If you die before the annuitization start date while this contract is in force, we will pay the beneficiary as follows:

If you are age 79 or younger on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the greater of:


- contract value after any rider charges have been deducted from the variable account; or



-     the Return of Purchase Payments (ROPP) value.





If you are age 80 or older on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the contract value after any rider charges have been deducted from the variable account.


HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE STANDARD DEATH BENEFIT AND OPTIONAL DEATH BENEFITS:

ROPP VALUE: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.

ADJUSTED PARTIAL SURRENDERS

                                    PS X DB
                                    --------
                                       CV



        PS    = the amount by which the contract value is reduced as a result of the partial surrender.


        DB    = the applicable ROPP value, MAV value or 5-year MAV value on the date of (but prior to) the partial surrender.

        CV    = the contract value on the date of (but prior to) the partial surrender.


      COVERED LIFE CHANGE: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where the owner after the ownership change was not an owner prior to the change.





      For a spouse who continues the contract and is age 79 or younger, we set the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted from the variable account and after any increase to the contract value due to the death benefit that would otherwise have been paid.



      After a covered life change other than for the spouse who continues the contract, if the prior owner and all current owners are eligible for the ROPP Death Benefit, we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted from the variable account, if the contract value is less. If the prior owner was not eligible for the ROPP Death Benefit, but the new owner is eligible, we reset the ROPP value to the contract value after any rider charges have been deducted from the variable account on the valuation date we receive your request for the ownership change.



For example of standard death benefit calculation, please see Appendix C.




OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay out obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL DEATH BENEFITS

In addition to the Standard Death Benefit, we also offer the following optional death benefits at contract issue:

-     ROPP Death Benefit;


      -     MAV Death Benefit; and



      -     5- Year MAV Death Benefit.





If you are age 75 or younger at contract issue, you can elect the 5-Year MAV or MAV optional death benefits. If you are age 76 - 79 at contract issue, you can elect MAV optional death benefit. If you are age 80 or older at contract issue, then you may elect the ROPP Death Benefit. ROPP is included in the Standard Death Benefit if you are age 79 or younger at contract issue.



Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see "Changing Ownership") or continuation of the contract by the spouse under the spousal continuation provision. The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. We will base the benefit paid on the death benefit coverage in effect on the date of your death.

IF YOU ARE AGE 80 OR OLDER AT CONTRACT ISSUE, YOU MAY SELECT THE ROPP DEATH BENEFIT DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. BE SURE TO DISCUSS WITH YOUR FINANCIAL ADVISOR WHETHER OR NOT THIS DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION.


RETURN OF PURCHASE PAYMENTS (ROPP) DEATH BENEFIT

      The ROPP Death Benefit will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:


      1. the contract value after any rider charges have been deducted from the variable account, or



      2. the ROPP Value as described above.






      For a spouse who continues the contract and is age 80 or older, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted from the variable account and after any increase to the contract value due to the death benefit that would otherwise have been paid. If the spouse who continues the contract is age 79 or younger, the ROPP Death Benefit will terminate and the Standard Death Benefit will apply.



      After a covered life change other than for the spouse who continues the contract, if any owner is age 80 or older we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted from the variable account, if the contract value is less.


      If all owners are age 79 or younger, the ROPP Death Benefit will terminate and the Standard Death Benefit will apply.


      AS DESCRIBED BELOW, IF YOU ARE AGE 75 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT EITHER THE MAV DEATH BENEFIT OR THE 5-YEAR MAV DEATH BENEFIT AT THE TIME YOU PURCHASE YOUR CONTRACT. IF YOU ARE AGE 76 - 79 AT CONTRACT ISSUE, YOU MAY SELECT THE MAV DEATH BENEFIT. THE MAV DEATH BENEFIT DOES NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND THE 5-YEAR MAV DEATH BENEFIT DOES NOT PROVIDE ANY ADDITIONAL BENEFITS BEFORE THE FIFTH CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR FINANCIAL ADVISOR WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


      MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

      The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:


      1. the contract value after any rider charges have been deducted from the variable account;



      2.    the ROPP value as described above; or



      3.    the MAV.




      The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.


      For a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted from the variable account and after any increase to the contract value due to the death benefit that would otherwise have been paid. If your spouse is age 80 or older when the contract was continued, the MAV death benefit will terminate and the Standard Death Benefit will apply.


      After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:


      (a) the contract value after any rider charges have been deducted from the variable account, or


      (b)   the MAV on that date, but prior to the reset.

      If any owner is age 80 or older at the time of the covered life change, the MAV death benefit will terminate and the Standard Death Benefit will apply.


5-YEAR MAXIMUM ANNIVERSARY VALUE (5-YEAR MAV) DEATH BENEFIT

     The 5-year MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:


      1. the contract value after any rider charges have been deducted from the variable account;



      2.    the ROPP value as described above; or



      3.    the 5-year MAV.




      The 5-year MAV equals the ROPP value prior to the fifth contract anniversary. Every fifth contract anniversary prior to the earlier of your 81st birthday or your death, we compare the 5-year MAV to the current contract value and we reset the 5-Year MAV to the higher amount. The 5-year MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.


      For a spouse who is age 75 or younger and continues the contract, we reset the 5-Year MAV to the contract value on the date of the continuation after any rider charges have been deducted from the variable account and after any increase to the contract value due to the death benefit that would otherwise have been paid. If your spouse is age 76 or older when the contract was continued, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.


      After a covered life change other than for a spouse who continues the contract, if all owners are age 75 or younger, we reset the 5-Year MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:


          (a) the contract value after any rider charges have been deducted from the variable account, or


          (b)   the 5-Year MAV on that date, but prior to the reset.

      If any owner is age 76 or older at the time of the covered life change, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.

OPTIONAL LIVING BENEFITS


SECURESOURCE STAGES NY RIDERS



This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the lifetime benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains. The SecureSource Stages NY rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.



Your benefits under the rider can be reduced if any of the following occurs;




      - If you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;


      - If you take a withdrawal and later choose to allocate your contract value to a fund of funds that is more aggressive than the target fund.






The SecureSource Stages NY rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year after the lifetime benefit is established. Your age at the time of the first withdrawal will determine the age band for as long as benefits are payable except as described in the lifetime payment percentage provision.


As long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges. and benefits will be reduced in accordance with excess withdrawal processing. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.

Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time.

Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.

AVAILABILITY


There are two optional SecureSource Stages NY riders available under your contract:



-     SecureSource Stages NY--Single Life



-     SecureSource  Stages  NY--Joint  Life



The information in this section applies to both SecureSource Stages NY riders, unless otherwise noted.


For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.


The SecureSource Stages NY--Single Life rider covers one person. The SecureSource Stages NY--Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages NY--Single Life rider or the SecureSource Stages NY--Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource Stages NY rider is an optional benefit that you may select for an additional annual charge if:


     - SINGLE LIFE: you are 85 or younger on the date the contract is issued; or

     - JOINT LIFE: you and your spouse are 85 or younger on the date the contract is issued.


The SecureSource Stages NY riders are not available under an inherited qualified annuity.



The SecureSource Stages NY rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:


-     SINGLE LIFE: death (see "At Death" heading below).

- JOINT LIFE: the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below).

KEY TERMS


The key terms associated with the SecureSource Stages NY rider are:



AGE BANDS: Each age band is associated with a lifetime payment percentage. The covered person (JOINT LIFE: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, in addition to your age, other factors determine when you move to a higher age band.



ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: the younger covered spouse) has reached the youngest age in the first age band.



ANNUAL STEP-UP: an increase in the benefit base or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.



BENEFIT BASE (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn or annuitized and is not payable as a death benefit.


CREDIT BASE (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

EXCESS WITHDRAWAL: (1) a withdrawal taken before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment after the annual lifetime payment is established.

EXCESS WITHDRAWAL PROCESSING: a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.


LIFETIME PAYMENT PERCENTAGE: used to calculate your annual lifetime payment


PRINCIPAL BACK GUARANTEE (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the annual lifetime payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.


RIDER CREDIT: an amount that can be added to the benefit base on for the first ten rider anniversaries following the start of the rider credit period, based on a rider credit percentage of 8% after year one of the rider credit period and 6% after years two through ten, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. The ten year period starts on the contract anniversary after you or younger covered spouse (Joint life) reach age 60. The credit will be applied for the first time on the anniversary date you or younger covered spouse (Joint life) reach age 61. Investment returns and withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits. Investment performance and excess withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.






WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge.

IMPORTANT SECURESOURCE STAGES NY RIDER CONSIDERATIONS



You should consider whether a SecureSource Stages NY rider is appropriate for you taking into account the following considerations:


- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

      SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). This possibility may present itself when there are multiple contract owners--when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).


- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. Any withdrawals in the first 10 years (and later, depending on the issue age) will terminate the rider credits. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available ("excess withdrawal"), the guaranteed amounts under the rider will be reduced.



- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must elect one of the investment options under the PN program. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").


      You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.


      Immediately following a withdrawal your contract value will be reallocated to the target investment option classification if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option classification that is more aggressive than the Moderate investment option after 30 days written notice.



      After you have taken a withdrawal and prior to any benefit reset, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again and your rider benefit will be reset as follows:



      1. the BB and PBG, will be reset to the contract value, if less than their current amount; and



      2.    the ALP and RALP, if available, will be recalculated.


      You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- NON-CANCELABLE: Once elected, the SecureSource Stages NY rider may not be cancelled (except as provided under "Rider Termination" heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).



      Dissolution of marriage does not terminate the SecureSource Stages NY--Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages NY--Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).


-     JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
      Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.

      For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.


      If you select the SecureSource Stages NY--Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

      INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges-- Surrender Charge"). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract's FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below.

YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE YOU SELECT THIS optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes--Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes --Qualified Annuities--Required Minimum Distributions"). While the rider permits certain excess withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.


LIFETIME BENEFIT DESCRIPTION

SINGLE LIFE ONLY: COVERED PERSON: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.

JOINT LIFE ONLY: COVERED SPOUSES: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.


ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: younger covered spouse) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated.


If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.

SINGLE LIFE: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person's attained age equals age 50.

JOINT LIFE: The ALP is established on the earliest of the following dates:

- The rider effective date if the younger covered spouse has already reached age 50.

-     The date the younger covered spouse's attained age equals age 50.

- Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

- Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): the annual lifetime payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.


LIFETIME PAYMENT PERCENTAGE: used to calculate the annual lifetime payment.



For Age band:



Single Life



-     50-58, percentage is 4%.



-     59-69, percentage is 5%.



-     70-79, percentage is 5.5%.



-     80 and older, percentage is 6%.



Joint Life



-     50-58, percentage is 3.5%.



-     59-69, percentage is 4.5%.



-     70-79, percentage is 5%.



-     80 and older, percentage is 5.5%.



The age band for the lifetime payment percentage is determined at the following times:

- When the ALP is established: The age band for the lifetime payment percentage is the percentage for the covered person's attained age (JOINT
      LIFE: younger covered spouse's attained age).



- On the covered person's subsequent birthdays (JOINT LIFE: younger covered spouses subsequent birthdays): Except as noted below, if the covered person's new attained age (JOINT LIFE: younger covered spouses attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any rider fee increase or if a withdrawal has been taken since the ALP was established, then the lifetime payment percentage will not change on subsequent birthdays.)



-     Upon annual step-ups. (see "Annual Step-Ups" below).



- For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was established and no rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse's attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse's attained age will be used to determine the age band for the lifetime payment percentage.





In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse's attained age.



DETERMINATION OF ADJUSTMENTS OF BENEFIT VALUES: Your lifetime benefit values benefit base (BB), credit base (CB)) and principal back guarantee (PBG) are determined at the following times and are subject to a maximum amount of $10 million each:



- On the contract date: The CB, BB and PBG are set equal to the initial purchase payment.



      When an additional purchase payment is made: If the CB is greater than zero, the CB will be increased by the amount of each additional purchase payment. The BB and PBG will be increased by the amount of each additional purchase payment.


- When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits.


      Whenever a withdrawal is taken:






      (a) if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.



      (b) if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the adjustment amount and the PBG will be reduced by the greater of the amount of the withdrawal or the adjustment amount but it will not be less than zero. The adjustment amount is calculated as follows:



g  x  h   where:
-------



     i



      g     = the amount the contract value is reduced by the withdrawal



      h     = the BB or PBG (as applicable) on the date of (but prior to) the withdrawal



      i     = the contract value on the date of (but prior to) the withdrawal.




(c) If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:


      The PBG will be reset to the lesser of:

      (i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or

      (ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

      a  x  b  where:
      -------
         c
      a     = the amount of the withdrawal minus the RALP

      b     = the PBG minus the RALP on the date of (but prior to) the withdrawal

      c     = the contract value on the date of (but prior to) the withdrawal minus the RALP

      The BB will be reduced by an amount as calculated below:

      d  x  e where:
      -------
         f

      d     = the amount of the withdrawal minus the RALP

      e     = the BB on the date of (but prior to) the withdrawal

      f     = the contract value on the date of (but prior to) the withdrawal minus the RALP.





RIDER ANNIVERSARY PROCESSING: The following describes how the BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.





RIDER CREDITS: If you did not take any withdrawals and you did not decline any rider fee increase, a rider credit may be available for the first ten rider anniversaries following the start of the rider credit period. The ten year rider credit period starts on later of the rider effective date or the contract anniversary after you or the younger covered spouse (Joint life) reaches age 60. The credit will be applied for the first time on the anniversary date after the covered person (Joint Life: younger covered spouse) reaches age 61. If the first rider credit date is on the first rider anniversary, the rider credit equals the credit base (CB) 180 days following the rider EFFECTIVE DATE multiplied by 8%. If the first rider credit date is on any other rider anniversary, the rider credit equals the CB as of the prior rider anniversary multiplied by 8%. On any subsequent rider credit dates, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. If the first rider credit date is on the first rider anniversary, the BB will be set to the greater of the current BB, or the BB 180 days following the contract date, increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. For rider credit dates on any other rider anniversary, the BB will be set to the greater of the current BB, or the BB on the prior rider anniversary increased by the rider credit and any additional purchase payments since the prior rider anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the last rider credit date, after any adjustment to the BB, and there will be no additional rider credits.



ANNUAL STEP UPS: Beginning with the first rider anniversary, an annual step-up may be available. If you decline any annual rider fee increase, future annual step-ups will no longer be available.


The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person's attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.

OTHER PROVISIONS

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

-     The annual lifetime payment is established;

-     The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

-     The RMD amount is otherwise based on the requirements of section 401(a)
      (9), related Code provisions and regulations thereunder that were in effect on the contract date.


RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawals taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.


SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages NY--Single Life rider terminates.



JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages NY--Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.



Unless you decline a rider fee increase, a step-up may be available at the time of spousal continuation. All annual step-up rules (see "Rider Anniversary Processing - Annual Step-Up" heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.


RULES FOR SURRENDER: Minimum contract values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:

- If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

- If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

      In either case above:

      - These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.

      -     We will no longer accept additional purchase payments.

      -     No more charges will be collected for the rider.

      -     The current ALP is fixed for as long as payments are made.

      - The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.


      - The amount paid in the current contract year will be reduced for any prior withdrawals in that year.


- If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.

- If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.

AT DEATH:

SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:

-     elect to take the death benefit under the terms of the contract, or

-     elect to take the principal back guarantee available under this rider, or


- continue the contract and the SecureSource Stages NY - Joint Life rider under the spousal continuation option.


For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:


- If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.



- If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band



- will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.


In either of the above cases:

- After the date of death, there will be no additional rider credits or annual step-ups.




- The amount paid in the current contract year will be reduced for any prior withdrawals in that year.


On the date of death (JOINT LIFE: remaining covered spouse's date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.



If the PBG equals zero, the benefit terminates.  No further payments are made.



CONTRACT OWNERSHIP CHANGES AND ASSIGNMENTS:



SINGLE LIFE: The rider will terminate if there is an assignment or a change of ownership unless (1) the new owner or assignee assumes total ownership of the contract and is one of the original owners, the covered person, or a non-natural owner holding for the sole benefit of the original owner (e.g., an individual ownership changed to a personal revocable trust.), and (2) the covered person is the same after the ownership change.



JOINT LIFE: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and is one of the covered spouses, or a non-natural owner holding for the sole benefit of one or both covered spouses (e.g., an individual ownership changed to a personal revocable trust).



Currently we waive our right to terminate the rider for any types of assignments or change of ownership other than as specified above. You will be notified in writing if we change our practice.



ANNUITY PROVISIONS: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages NY rider. Under the rider's payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (JOINT LIFE: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.

If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.

RIDER TERMINATION


The SecureSource Stages NY rider cannot be terminated either by you or us except as follows:SINGLE LIFE: The rider will terminate if there is a change of ownership unless (1) the new owner or assignee assumes total ownership of the contract and is one of the original owners, the covered person, or a non-natural owner holding for the sole benefit of the original owner (e.g., an individual ownership changed to a personal revocable trust.), and (2) the covered person is the same after the ownership change.



-     SINGLE LIFE: after the death benefit is payable, the rider will terminate.


-     SINGLE LIFE: spousal continuation will terminate the rider.

- JOINT LIFE: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

-     On the annuitization start date, the rider will terminate.


- You may terminate the rider if your annual rider fee after any increase is more than 0.25percentage points higher than your fee before the increase. (See "Charges-- SecureSource Stages NY rider fee").


- When the contract value is zero and either the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.

-     Termination of the contract for any reason will terminate the rider.

      For an example, see Appendix D.

ACCUMULATION PROTECTOR BENEFIT RIDER


The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. It is available for nonqualified annuities and qualified annuities, except under 401(a) plans. The Accumulation Protector Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

If you are age 80 or younger at contract issue, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Stages NY rider.


You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:


- you must participate in the PN program and you must elect one of the investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program.");



- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply. Additional purchase paymentsa are limited to $100,000.(see "Additional Purchase Payments with Elective Step Up" below) If we waive any restrictions on additional purchase payments, you will be notified in writing signed by an officer of the company;


- if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;


- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider fee to increase (see "Waiting Period" below) .


Be sure to discuss with your financial advisor whether an Accumulation Protector Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

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(b)   is the MCAV on the date of (but immediately prior to) the partial surrender.

WAITING PERIOD: The waiting period for the rider is 10 years.


The waiting period can restart on the latest contract anniversary if you change your investment option, resulting in a rider fee increase of more than 0.20 percentage points, and the remaining waiting period before the change was less than three years.


Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.    80% of the contract value on the contract anniversary; or

2.    the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the fee (although the total charge for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the fee for the Accumulation Protector Benefit rider, you will pay the fee that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS


If your MCAV is increased as a result of elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments received during this period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the fee for the Accumulation Protector Benefit rider, you will pay the fee that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.

CHANGE OF OWNERSHIP OR ASSIGNMENT


A change of ownership or assignment to an institutional investor, settlement company, or other non-natural owner who is not holding for the sole benefit of the original owner will terminate the rider. If we waive our right to terminate the rider for any type of assignments or ownership changes as specified above, you will be notified in writing, signed by an officer of the company.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

      The rider will terminate before the benefit date without paying a benefit on the date:

      -     you take a full surrender;


      -     on the annuitization start date; or


      -     the contract terminates as a result of the death benefit being paid;
            or

      - when a beneficiary elects an alternative payment plan which is an inherited IRA.

      The rider will terminate on the benefit date.


For an example, see Appendix D.


THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under annuity payout Plan E (See Charges - Surrender charge under Annuity Payout Plan E").



You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date, after any rider charges have been deducted from the variable account (less any applicable premium tax). If you select variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The Special DCA fixed account is not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-     the annuity payout plan you select;

-     the annuitant's age and, in most cases, sex;

-     the annuity table in the contract; and

-     the amounts you allocated to the accounts on the annuitization start date.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant's age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity table based on an assumed 3.5% investment return for the 5% Table A in the contract. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed interest return results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days the annuitization start date:

- PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B: LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


- PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5% (See "Charges -- Surrender charge under Annuity

      Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take surrender. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or


- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.




      For qualified and nonqualified contracts with the SecureSource Stages NY rider, if your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider's payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (JOINT LIFE: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee.


You must select a payout plan as of the annuitization start date set forth in your contract.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payments guaranteed.



IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan, to the owner in a lump sum.


DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See "Benefits in Case of Death - If You Die Before the Annuitization Start Date").

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death or in the event of the nonnatural ownership, the death of the annuitant;


-     because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-     if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, or qualified long-term care, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a or qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there are may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable surrender on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any surrender from either contract.

ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRASs) are subject to special required minimum distribution rules.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-     the payout is a RMD as defined under the Code;

-     the payout is made on account of an eligible hardship; or

-     the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

-     because of your death;

-     because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);

-     to pay certain medical or education expenses (IRAs only); or

-     if the distribution is made from an inherited IRA.


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death - If You Die Before the Annuitization Start Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or income state taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-     the reserve held in each subaccount for your contract; divided by

-     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-     laws or regulations change;

-     the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-     add new subaccounts;

-     combine any two or more subaccounts;

-     transfer assets to and from the subaccounts or the variable account; and

-     eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


SALES OF THE CONTRACT

- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS TO SELLING FIRMS

- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.50% each time you make a purchase payment. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

- sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

- marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

-     providing service to contract owners; and


- funding other events sponsored by a selling firm that may encourage the selling firm's sales representatives to sell the contract.


These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO FINANCIAL ADVISORS

- The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.

- To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER


We issue the contracts. We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, New York 12203. Our mailing address is P.O. Box 5144, Albany, New York 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.



We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and life insurance policies.


LEGAL PROCEEDINGS


RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

APPENDIX A: THE FUNDS

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


(to be filed by amendment)

APPENDIX B: EXAMPLE -- SURRENDER CHARGES





We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:

      PPS   = PPSC + PPF

      PPSC = purchase payments surrendered that could be subject to a surrender charge

            = (PS - FA) / (CV - FA) x (PP - PPF)

      PPF   = purchase payments surrendered that are not subject to a surrender charge

            = FA - contract earnings, but not less than zero

      PP    = purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)

      PS    = amount the contract value is reduced by the surrender

      FA    = total free amount = greater of contract earnings or 10% of prior anniversary's contract value

      CV    = contract value prior to the surrender


When determining the surrender charge, contract earnings are defined as the contract value less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, the regular fixed account, the Special DCA fixed account. If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.


The examples below show how the surrender charge for a full and partial surrender is calculated. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

FULL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a ten-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:

-     We receive a single $50,000 purchase payment;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

-     You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                           CONTRACT WITH GAIN    CONTRACT WITH LOSS
                                                                                           ------------------    ------------------
                                                Contract value just prior to surrender:       $  60,000.00          $  40,000.00
                                                   Contract value on prior anniversary:          58,000.00             42,000.00
           WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.    First, we determine the amount of earnings available in the contract at the time of surrender as:
                                           Contract value just prior to surrender (CV):          60,000.00             40,000.00
                        Less purchase payments received and not previously surrendered
                                                                                  (PP):          50.000.00             50.000.00
                                                                                              -------------         -------------
                                     Earnings in the contract (but not less than zero):          10,000.00                  0.00

STEP 2.    Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                              Earnings in the contract:          10,000.00                  0.00
                                         10% of the prior anniversary's contract value:           5,800.00              4,200.00
                                                                                              -------------         -------------
                                                           FA (but not less than zero):          10,000.00              4,200.00

STEP 3.    Next we determine PPF, the amount by which the total free amount
           (FA) exceeds earnings.
                                                                Total free amount (FA):          10,000.00              4,200.00
                                                         Less earnings in the contract:          10,000.00                  0.00
                                                                                              -------------         -------------
                                                          PPF (but not less than zero):               0.00              4,200.00

STEP 4.    Next we determine PS, the amount by which the contract value is reduced by the surrender.
                                                                                    PS:          60,000.00             40,000.00

STEP 5.    Now we can determine how much of the PP is being surrendered
           (PPS) as follows:
           PPS = PPF + PPSC
               = PPF+ (PS - FA) / (CV - FA) * (PP - PPF)
                                                                      PPF from Step 3 =               0.00              4,200.00
                                                                       PS from Step 4 =          60,000.00             40,000.00
                                                                       CV from Step 1 =          60,000.00             40,000.00
                                                                       FA from Step 2 =          10,000.00              4,200.00
                                                                       PP from Step 1 =          50,000.00             50,000.00
                                                                                              -------------         -------------
                                                                                  PPS =          50,000.00             50,000.00

STEP 6. We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:

                                                                                   PPS:          50,000.00             50,000.00
                                                                              less PPF:               0.00              4,200.00
                                                                                              -------------         -------------
                                    PPSC = amount of PPS subject to a surrender charge:          50,000.00             45,800.00
                                               multiplied by the surrender charge rate:              x 7.0%                x 7.0%
                                                                                              -------------         -------------
                                                                      surrender charge:           3,500.00              3,206.00

STEP 7.    The dollar amount you will receive as a result of your full surrender is determined as:
                                                            Contract value surrendered:          60,000.00             40,000.00
                                                                      SURRENDER CHARGE:          (3,500.00)            (3,206.00)
                                        Contract charge (assessed upon full surrender):             (30.00)               (30.00)
                                                                                              -------------         -------------
                                                           NET FULL SURRENDER PROCEEDS:       $  56,470.00          $  36,764.00

PARTIAL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a ten-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:

-     We receive a single $50,000 purchase payment;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

-     You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:


                                              CONTRACT WITH GAIN       CONTRACT WITH LOSS
                                              ------------------       ------------------
 Contract value just prior to surrender:         $  60,000.00             $  40,000.00
    Contract value on prior anniversary:            58,000.00                42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:

STEP 1. First, we determine the amount of earnings available in the contract at the time of surrender as:
                                            Contract value just prior to surrender (CV):     60,000.00     40,000.00
                    Less purchase payments received and not previously surrendered (PP):     50,000.00     50,000.00
                                                                                           -----------   -----------
                                      Earnings in the contract (but not less than zero):     10,000.00          0.00
STEP 2. Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                               Earnings in the contract:     10,000.00          0.00
                                          10% of the prior anniversary's contract value:      5,800.00      4,200.00
                                                                                           -----------   -----------
                                                            FA (but not less than zero):     10,000.00      4,200.00
STEP 3. Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
                                                                 Total free amount (FA):     10,000.00      4,200.00
                                                          Less earnings in the contract:     10,000.00          0.00
                                                                                           -----------   -----------
                                                           PPF (but not less than zero):          0.00      4,200.00
STEP 4. Next we determine PS, the amount by which the contract value is reduced by the surrender.
                                   PS (determined by iterative process described above):     15,376.34     16,062.31
STEP 5. Now we can determine how much of the PP is being surrendered (PPS) as follows:
        PPS = PPF + PPSC
            = PPF + (PS - FA) / (CV - FA) * (PP - PPF)
                                                                       PPF from Step 3 =          0.00      4,200.00
                                                                        PS from Step 4 =     15,376.34     16,062.31
                                                                        CV from Step 1 =     60,000.00     40,000.00
                                                                        FA from Step 2 =     10,000.00      4,200.00
                                                                        PP from Step 1 =     50,000.00     50,000.00
                                                                                           -----------   -----------
                                                                                   PPS =      5,376.34     19,375.80
STEP 6. We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                                    PPS:      5,376.34     19,375.80
                                                                               less PPF:          0.00      4,200.00
                                                                                           -----------   ------------
                                     PPSC = amount of PPS subject to a surrender charge:      5,376.34     15,175.80
                                                multiplied by the surrender charge rate:         x 7.0%        x 7.0%
                                                                                           -----------   ------------
                                                                       surrender charge:        376.34      1,062.31
STEP 7. The dollar amount you will receive as a result of your partial surrender is determined as:
                                                             Contract value surrendered:     15,376.34     16,062.31

                                                                       SURRENDER CHARGE:       (376.34)    (1,062.31)
                                                                                           -----------   -----------
                                                         NET PARTIAL SURRENDER PROCEEDS:   $ 15,000.00   $ 15,000.00


FULL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the contract issue date) surrender charge schedule and the following history:

ASSUMPTIONS:

-     We receive a single $50,000 purchase payment;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth contract year is 4.0%; and

-     You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                 CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                                                                 ------------------   ------------------
                                       Contract value just prior to surrender:     $  60,000.00          $  40,000.00
                                          Contract value on prior anniversary:        58,000.00             42,000.00
        WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:
STEP 1. First, we determine the amount of earnings available in the contract at the time of surrender as:
                                  Contract value just prior to surrender (CV):        60,000.00             40,000.00
          Less purchase payments received and not previously surrendered (PP):        50.000.00             50.000.00
                                                                                   ------------           -----------
                            Earnings in the contract (but not less than zero):        10,000.00                  0.00
STEP 2. Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                     Earnings in the contract:        10,000.00                  0.00
                                10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                                   ------------          ------------
                                                  FA (but not less than zero):        10,000.00              4,200.00

STEP 3. Next we determine PPF, the amount by which the total free amount (FA)
        exceeds earnings.
                                                       Total free amount (FA):        10,000.00              4,200.00
                                                Less earnings in the contract:        10,000.00                  0.00
                                                                                   ------------          ------------
                                                 PPF (but not less than zero):             0.00              4,200.00

STEP 4. Next we determine PS, the amount by which the contract value is reduced by the surrender.
                                                                           PS:        60,000.00             40,000.00

STEP 5. Now we can determine how much of the PP is being surrendered (PPS) as follows:
        PPS = PPF + PPSC
            = PPF+ (PS - FA) / (CV - FA) * (PP - PPF)
                                                             PPF from Step 3 =             0.00              4,200.00
                                                              PS from Step 4 =        60,000.00             40,000.00
                                                              CV from Step 1 =        60,000.00             40,000.00
                                                              FA from Step 2 =        10,000.00              4,200.00
                                                              PP from Step 1 =        50,000.00             50,000.00
                                                                                   ------------          ------------
                                                                         PPS =        50,000.00             50,000.00
STEP 6. We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                          PPS:        50,000.00             50,000.00
                                                                     less PPF:             0.00              4,200.00
                                                                                   ------------          ------------
                           PPSC = amount of PPS subject to a surrender charge:        50,000.00             45,800.00
                                      multiplied by the surrender charge rate:            x 4.0%                x 4.0%
                                                                                   ------------          ------------
                                                             surrender charge:         2,000.00              1,832.00

STEP 7. The dollar amount you will receive as a result of your full surrender is determined as:
                                                   Contract value surrendered:        60,000.00             40,000.00
                                                             SURRENDER CHARGE:        (2,000.00)            (1,832.00)
                               Contract charge (assessed upon full surrender):           (30.00)               (30.00)
                                                                                   ------------          ------------
                                                  NET FULL SURRENDER PROCEEDS:     $  57,970.00          $  38,138.00

PARTIAL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the contract issue date) surrender charge schedule and the following history:

ASSUMPTIONS:

-     We receive a single $50,000 purchase payment;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth contract year is 4.0%; and

-     You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                              CONTRACT WITH GAIN       CONTRACT WITH LOSS
                                              ------------------       ------------------
 Contract value just prior to surrender:          $ 60,000.00            $ 40,000.00
    Contract value on prior anniversary:            58,000.00              42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:

STEP 1. First, we determine the amount of earnings available in the contract at the time of surrender as:
                                      Contract value just prior to surrender (CV):     60,000.00      40,000.00
              Less purchase payments received and not previously surrendered (PP):     50,000.00      50,000.00
                                                                                     -----------    -----------
                                Earnings in the contract (but not less than zero):     10,000.00           0.00
STEP 2. Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                         Earnings in the contract:     10,000.00           0.00
                                    10% of the prior anniversary's contract value:      5,800.00       4,200.00
                                                                                     -----------    -----------
                                                      FA (but not less than zero):     10,000.00       4,200.00
STEP 3. Next we determine PPF, the amount by which the total free amount (FA)
        exceeds earnings.
                                                           Total free amount (FA):     10,000.00       4,200.00
                                                    Less earnings in the contract:     10,000.00           0.00
                                                                                     -----------    -----------
                                                     PPF (but not less than zero):          0.00       4,200.00
STEP 4. Next we determine PS, the amount by which the contract value is reduced by the surrender.
                             PS (determined by iterative process described above):     15,208.33      15,582.48
STEP 5. Now we can determine how much of the PP is being surrendered (PPS) as follows:
        PPS = PPF + PPSC
            = PPF + (PS - FA) / (CV - FA) * (PP - PPF)
                                                                 PPF from Step 3 =          0.00       4,200.00
                                                                  PS from Step 4 =     15,208.33      15,582.48
                                                                  CV from Step 1 =     60,000.00      40,000.00
                                                                  FA from Step 2 =     10,000.00       4,200.00
                                                                  PP from Step 1 =     50,000.00      50,000.00
                                                                                     -----------    -----------
                                                                             PPS =      5,208.33      18,761.94
STEP 6. We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                              PPS:      5,208.33      18,761.94
                                                                         less PPF:          0.00       4,200.00
                                                                                     -----------       --------
                               PPSC = amount of PPS subject to a surrender charge:      5,208.33      14,561.94
                                          multiplied by the surrender charge rate:         x 4.0%          x 4.0%
                                                                                     -----------    ------------
                                                                 surrender charge:        208.33         582.48
STEP 7. The dollar amount you will receive as a result of your partial surrender is determined as:
                                                       Contract value surrendered:     15,208.33      15,582.48

                                                                 SURRENDER CHARGE:       (208.33)       (582.48)
                                                                                     -----------    -----------
                                                   NET PARTIAL SURRENDER PROCEEDS:   $ 15,000.00    $ 15,000.00


APPENDIX C: EXAMPLE -- OPTIONAL DEATH BENEFITS


THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL DEATH BENEFIT RIDERS.


IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN APPENDIX INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 79 OR YOUNGER ON THE CONTRACT EFFECTIVE DATE:



-     You purchase the contract with a payment of $20,000.



- During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.



We calculate the death benefit as follows:



The total purchase payments minus adjustments for partial surrenders:



The total purchase payments minus adjustments for partial surrenders:
Total purchase payments                                                $ 20,000
minus adjusted partial surrenders, calculated as:
$1,500 x $20,000
----------------    =
    $18,000                                                              -1,667
                                                                       --------
for a standard death benefit of:                                       $ 18,333



since this is greater than your contract value of $16,500



EXAMPLE -- ROPP DEATH BENEFIT



-     You purchase the contract (with the ROPP rider) with a payment of $20,000.



- The contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.



      We calculate the death benefit as follows:



      The total purchase payments minus adjustments for partial surrenders:



Total purchase payments                            $ 20,000
minus adjusted partial surrenders, calculated as:
$1,500 x $20,000                                     -1,667
---------------- =                                 --------
     $18,000
for a death benefit of:                            $ 18,333


EXAMPLE -- MAV DEATH BENEFIT


-     You purchase the contract (with the MAV rider) with a payment of $20,000.



-     On the first contract anniversary the contract value grows to $24,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

      We calculate the death benefit as follows:



      The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:



Greatest of your contract anniversary contract values:  $ 24,000
plus purchase payments made since that anniversary:           +0
minus adjusted partial surrenders, calculated as:
$1,500 x $24,000                                          -1,636
---------------- =                                      --------
    $22,000
for a death benefit of:                                 $ 22,364

EXAMPLE -- 5-YEAR MAV DEATH BENEFIT


- You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000.



-     On the fifth contract anniversary the contract value grows to $30,000.



- During the sixth contract year the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.



      We calculate the death benefit as follows:





      The maximum 5-year anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:



Greatest of your 5-year contract anniversary contract values:  $ 30,000
plus purchase payments made since that anniversary:                  +0
minus adjusted partial surrenders, calculated as:
$1,500 x $30,000                                                 -1,800
----------------  =                                            --------
    $25,000
for a death benefit of:                                        $ 28,200

APPENDIX D: EXAMPLE -- OPTIONAL LIVING BENEFITS


THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL LIVING BENEFIT RIDERS.


IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL RIDER IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL RIDERS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER


The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

- You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.

-    You make no additional purchase payments.


-    You do not exercise the Elective Step-up option


                 Partial Surrender   MCAV Adjustment                            Hypothetical
End of Contract    (beginning of       for Partial              Accumulation      Assumed
     Year              year)            Surrender      MCAV    Benefit Amount  Contract Value
    1                        0                0      100,000            0         112,000
    2                        0                0      102,400            0         128,000
    3                        0                0      108,000            0         135,000
    4                        0                0      108,000            0         118,000
    5                        0                0      108,000            0         100,000
    6                    2,000            2,160      105,840            0         122,000
    7                        0                0      112,000            0         140,000
    8                        0                0      112,000            0         121,000
    9                    5,000            4,628      107,372            0          98,000
   10                        0                0      107,372       22,372          85,000

EXAMPLE -- SECURESOURCE STAGES NY RIDERS


[TO BE FILED BY AMENDMENT]

APPENDIX E: EXAMPLE -- ADDITIONAL RMD DISCLOSURE



This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource Stages NY rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.


For contract holders subject to annual RMD rules under the Section 401(a)(9) of the Code, amounts you withdraw from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:


(1) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year.



     - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the value of RALP from the beginning of the current contract year, adjusted for any subsequent changes in percentages as described under "Lifetime Payment Percentage".


     - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

     - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


     - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource Stages NY rider.


(2) If the ALP is established on a contract anniversary where your current ALERMDA is greater than the new RALP,

     - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The ALERMDA is:


     (1)  determined by us each calendar year;



     (2) (2) based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;


(3)  based on the value of this contract alone on the date it is determined;

(4) based on recalculated life expectancy taken from the Uniform Lifetime Table under the Code (; and

(5) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1.   IRAs under Section 408(b) of the Code;

     2.   Roth IRAs under Section 408A of the Code;


     3. Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code;

In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your SecureSource Stages NY rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RALP amount and may result in the reduction of your ALP as described under the excess withdrawal provision of the rider.



In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years. Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource Stages NY rider.

APPENDIX G: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parenthesis.


[to be filed by amendment]

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts..............................................   p.
Rating Agencies..........................................................   p.
Revenues Received During Calendar Year 2009..............................   p.
Principal Underwriter....................................................   p.
Independent Registered Public Accounting Firm............................   p.
Financial Statements

(RIVERSOURCE ANNUITIES LOGO)


RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
1 (800) 541-2251



   RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and
                         annuity products are issued by
RiverSource Life Insurance Co. of New York, Albany, New York. Both companies are affiliated with Ameriprise Financial Services, Inc.
                Only RiverSource Life Insurance Co. of New York
           is authorized to sell insurance and annuities in New York.




     (C)2008-2009 RiverSource Life Insurance Company. All rights reserved.


S-

PART B.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR



                         RIVERSOURCE RETIREMENT ADVISOR

                               VARIABLE ANNUITY(R)



                   RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE(R)

                                VARIABLE ANNUITY



                    RIVERSOURCE RETIREMENT ADVISOR SELECT(R)

                                VARIABLE ANNUITY



                RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS(R)

                                VARIABLE ANNUITY



                  RIVERSOURCE RETIREMENT ADVISOR SELECT PLUS(R)

                                VARIABLE ANNUITY



                  RIVERSOURCE RETIREMENT ADVISOR 4 ADVANTAGE(R)

                                VARIABLE ANNUITY



                   RIVERSOURCE RETIREMENT ADVISOR 4 SELECT(R)

                                VARIABLE ANNUITY



                   RIVERSOURCE RETIREMENT ADVISOR 4 ACCESS(R)

                                VARIABLE ANNUITY


                     RAVA 5 ADVANTAGE(SM) VARIABLE ANNUITY

                       RAVA 5 SELECT(SM) VARIABLE ANNUITY

                       RAVA 5 ACCESS(SM) VARIABLE ANNUITY



                    RIVERSOURCE(R) FLEXIBLE PORTFOLIO ANNUITY



                             RIVERSOURCE OF NEW YORK

                            VARIABLE ANNUITY ACCOUNT

           (previously IDS Life of New York Variable Annuity Account)

                                 JULY __, 2010


RiverSource of New York Variable Annuity Account is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below. This SAI contains financial information for all the subaccounts of the RiverSource of New York Variable Annuity Account. Not all subaccounts shown will apply to your specific contract.

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5144

Albany, NY 12203

(800) 541-2251

TABLE OF CONTENTS

Calculating Annuity Payouts.....................................................   p.  3
Rating Agencies.................................................................   p.  4
Revenues Received During Calendar Year 2009.....................................   p.  4
Principal Underwriter...........................................................   p.  5
Independent Registered Public Accounting Firm...................................   p.  5
Financial Statements............................................................



 2    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNT
We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payout, we:

-  determine the dollar value of your contract on the valuation date; then

- apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date. The underlying number of units in your subaccount is fixed. The value of units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-  the annuity unit value on the valuation date; by

-  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

-  the net investment factor; and

-  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

- adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

THE FIXED ACCOUNT
We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

- take the value of your fixed account at the retirement/settlement date or the date you selected to begin receiving your annuity payouts; then

- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.


                          RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    3

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency ratings given to RiverSource Life of NY, see "Debt & Ratings Information" under "Investors Relations" on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best                                                                       www.ambest.com
Fitch                                                                     www.fitchratings.com
Moody's                                                               www.moodys.com/insurance
Standard & Poor's                                                     www.standardandpoors.com


A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Standard & Poor's -- Rates insurance companies for their financial strength.

REVENUES RECEIVED DURING CALENDAR YEAR 2009

The following table shows the unaffiliated funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to us and/or our affiliates in 2009. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.

--------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products                                       $16,862,538.30
Oppenheimer Variable Account Funds                                            $16,181,350.38
Wanger Advisors Trust                                                         $ 9,058,474.96
Columbia Funds Variable Insurance Trust                                       $ 8,079,865.39
Janus Aspen Series                                                            $ 8,045,298.84
Invesco Variable Insurance Funds (previously AIM Variable Insurance Funds)    $ 7,421,603.88
AllianceBernstein Variable Products Series Fund, Inc.                         $ 6,944,576.59
Van Kampen Life Investment Trust                                              $ 6,875,389.20
PIMCO Variable Insurance Trust                                                $ 6,211,733.09
American Century(R) Variable Portfolios, Inc.                                 $ 4,784,673.03
Franklin(R) Templeton(R) Variable Insurance Products Trust                    $ 4,340,994.50
Eaton Vance Variable Trust                                                    $ 3,894,123.46
Goldman Sachs Variable Insurance Trust                                        $ 2,774,705.10
MFS(R) Variable Insurance Trust(SM)                                           $ 2,592,681.47
The Universal Institutional Funds, Inc.                                       $ 2,356,481.41
Evergreen Variable Annuity Trust                                              $ 1,975,681.74
Neuberger Berman Advisers Management Trust                                    $ 1,350,137.36
Wells Fargo Advantage Variable Trust Funds                                    $ 1,276,378.48
Putnam Variable Trust                                                         $ 1,146,355.35
Credit Suisse Trust                                                           $   728,188.25
Royce Capital Fund                                                            $   275,541.01
Third Avenue Variable Series Trust                                            $   262,253.82
Lazard Retirement Series, Inc.                                                $   149,294.72
Calvert Variable Series, Inc.                                                 $    98,468.89
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund                $    94,399.82
Pioneer Variable Contracts Trust                                              $    82,957.41
Legg Mason Partners Variable Portfolios                                       $    23,855.82
STI Classic Variable Trust                                                    $    15,842.14
Premier VIT                                                                   $     3,804.89
Lincoln Variable Insurance Products Trust                                     $     2,495.59
J.P. Morgan Series Trust II                                                   $     1,187.23
--------------------------------------------------------------------------------------------



If the revenue received from affiliated funds were included in the table above, payment to us or our affiliates by the RiverSource Variable Series Trust Funds
(RVST) or their affiliates would be at the top of the list.


 4    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors for the variable account in 2009 was $17,842,976; in 2008 was $22,750,353; and in 2007 was $16,934,492. RiverSource Distributors retained no underwriting commissions from the sale of the contracts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, has audited the financial statements of RiverSource Life Insurance Co. of New York at Dec. 31, 2009 and 2008, and for each of the three years in the period ended Dec. 31, 2009, and the individual financial statements of the segregated asset divisions of RiverSource of New York Variable Annuity Account, sponsored by RiverSource Life Insurance Co. of New York, at Dec. 31, 2009, and for each of the periods indicated therein, as set forth in their reports thereon appearing elsewhere herein. We've included our financial statements in the Statement of Additional Information in reliance upon such reports given on the authority of Ernst & Young LLP as experts in accounting and auditing.


Financial Statements
(to be filed by Amendment)



                          RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    5

PART C.

Item  24. Financial Statements and Exhibits

(a)   Financial statements included in Part B of this Registration Statement:

      The audited financial statements of the RiverSource of New York Variable Annuity Account

      Report of Independent Registered Public Accounting Firm dated April 23, 2010.

      Statements of Assets and Liabilities for the year ended Dec. 31, 2009.

      Statements of Operations for the year ended Dec. 31, 2009.

      Statements of Changes in Net Assets for the years ended Dec. 31, 2009 and 2008.

      Notes to Financial Statements.

      The audited financial statements of RiverSource Life Insurance Co. of New York

      Report of Independent Registered Public Accounting Firm dated April 23, 2010.

      Balance Sheets as of Dec. 31, 2009 and 2008.

      Statements of Income for the years ended Dec. 31, 2009, 2008 and 2007.

      Statements of Cash Flows for the years ended Dec. 31, 2009, 2008 and 2007.

      Statements of Shareholder's Equity for the three years ended Dec. 31, 2009, 2008 and 2007.

      Notes to Financial Statements.

(b)   Exhibits:

1.1 Consent in writing in Lieu of Meeting of IDS Life of New York establishing the IDS Life of New York Flexible Portfolio Annuity Account dated April 17, 1996, filed electronically as Exhibit 1 to Registrant's Initial Registration Statement No. 333-03867 is incorporated by reference.

1.2 Consent in writing in Lieu of Meeting of IDS Life of New York establishing 105 additional subaccounts within the separate account dated November 19, 1999 filed electronically as Exhibit 1.2 to Registrant's Initial Registration Statement No. 333-91691 filed on or about Nov. 29, 1999, is incorporated by reference.

1.3 Resolution of the Board of Directors of IDS Life of New York establishing 86 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-91691, is incorporated by reference.

1.4 Resolution of the Board of Directors of IDS Life of New York establishing 8 additional subaccounts within the seperate account, filed electronically as Exhibit 1.4 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-91691, is incorporated by reference.

1.5 Consent in writing in Lieu of Meeting of IDS Life of New York establishing 46 additional subaccounts within the separate account, dated Aug. 2, 2001, filed electronically as Exhibit 1.5 to Registrant's Post-Effective Amendment No. 3 filed on or about Aug. 9, 2001, is incorporated by reference.

1.6 Resolution of the Board of Directors of IDS Life of New York establishing 2 additional subaccounts within the separate account, dated Feb. 28, 2002, filed electronically as Exhibit 1.6 to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

1.7 Consent in Writing in Lieu of a Meeting of the Board of Directors of IDS Life of New York establishing 112 additional subaccounts within the separate account, dated Oct. 28, 2002, filed electronically as
          Exhibit 1.7 to Registrant's Post-Effective Amendment No. 6 filed on or about Sept. 6, 2002, is incorporated by reference.

1.8 Resolution of the Board of Directors of IDS Life of New York establishing 36 additional subaccounts within the separate account, dated Sept. 22, 2004 filed electronically as Exhibit 1.8 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-91691, is incorporated by reference.

1.9 Resolution of the Board of Directors of IDS Life of New York establishing an additional subaccount within the separate account, dated April 27, 2005 filed electronically as Exhibit 1.9 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-91691, is incorporated by reference.

1.10 Resolution of the Board of Directors establishing 18 additional subaccounts within the separate account, dated April 12, 2006 filed electronically as Exhibit 1.10 to Registrant's Post-Effective Amendment No. 20 to Registration Statement No. 333-91691 is incorporated by reference.

1.11 Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger and subsequent name changes, dated Aug. 29, 2006, filed electronically as
          Exhibit 1.11 to Registrant's Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

2         Not applicable.

3. Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource Endeavor Select(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity and RiverSource Innovations(SM) Variable Annuity , on or about Jan. 2, 2007, is incorporated by reference.

4.1 Form of Deferred Annuity Contract for non-qualified contracts (form 31053), filed electronically as Exhibit 4.1 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.2 Form of Maximum Anniversary Value Death Benefit Rider, filed electronically as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-91691 is incorporated by reference.

4.3 Form of 5-Year Maximum Anniversary Value Death Benefit Rider, filed electronically as Exhibit 4.3 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-91691 is incorporated by reference.

4.4 Form of Return of Purchase Payment Death Benefit Rider, filed electronically as Exhibit 4.4 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-91691 is incorporated by reference.

4.5 Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 139042) filed electronically as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.6 Form of Roth IRA Annuity Endorsement (form 139043) filed electronically as Exhibit 4.3 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.7 Form of SIMPLE IRA Annuity Endorsement (form 139044) filed electronically as Exhibit 4.4 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.


4.8 Form of Deferred Annuity Contract for tax-qualified contracts (form 139035), filed electronically as Exhibit 4.5 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.9 Form of Deferred Annuity Contract for American Express Retirement Advisor Select Plus(SM) Variable Annuity filed electronically as
          Exhibit 4.9 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-91691 is incorporated by reference.

4.10 Form of Deferred Annuity Contract for American Express Retirement Advisor Advantage Plus(SM) Variable Annuity (form 31053A) filed electronically as Exhibit 4.10 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-91691, is incorporated by reference.

4.11 Form of Guaranteed Minimum Withdrawal Benefit Rider filed electronically as Exhibit 4.10 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-91691, is incorporated by reference.

4.12 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Advantage Variable Annuity (form 139482) filed electronically as
          Exhibit 4.12 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-91691, is incorporated by reference.

4.13 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Select Variable Annuity (form 139483) filed electronically as Exhibit
          4.13 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-91691, is incorporated by reference.

4.14 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Access Variable Annuity (form 139484) filed electronically as Exhibit
          4.14 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-91691, is incorporated by reference.

4.15 Form of Guaranteed Minimum Lifetime Withdrawal Benefit (Withdrawal Benefit for Life) (form 139476A) filed electronically as Exhibit 4.15 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-91691, is incorporated by reference.

4.16 Copy of Company name change endorsement (form 139491) for RiverSource Life Insurance Co. of New York filed electronically as Exhibit 4.16 to Registrant's Post-Effective Amendment No. 22 to Registration Statement No. 333-91691, is incorporated by reference.

4.17      Form of SecureSource Joint Life rider filed electronically as Exhibit
          4.17 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691, is incorporated by reference.

4.18      Form of SecureSource Single Life rider filed electronically as Exhibit
          4.18 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691, is incorporated by reference.

4.19 Form of Deferred Annuity Contract for RAVA 5 Advantage and data pages will be filed by amendment.

4.20 Form of Deferred Annuity Contract for RAVA 5 Select and data pages will be filed by amendment.

4.21 Form of Deferred Annuity Contract for RAVA 5 Access and data pages will be filed by amendment.

4.22 Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed electronically as Exhibit 4.57 to Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

4.23 Form of 5-Year Maximum Anniversary Value Death Benefit Rider will be filed by amendment.

4.24 Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed electronically as Exhibit 4.60 to RiverSource Variable Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

4.25 Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages NY Rider will be filed by amendment.

4.26 Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages NY Rider will be filed by amendment.

5. Form of Variable Annuity Application filed electronically as Exhibit 5 to Post-Effective Amendment No. 1 to Registration Statement No. 333-91691 is incorporated herein by reference.

6.1 Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.        Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.2 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (2) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.3 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life

          Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.4 Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.5 Copy of Fund Participation Agreement dated May 1, 2006 among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (13) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.6 Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.7 Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.8 Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.9 Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among IDS Life Insurance Company of New York and Evergreen Variable Annuity Trust filed electronically as Exhibit 27(h) (14) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.10 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

8.11 Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.), dated August 1, 2005 filed electronically as
          Exhibit 8.7 to Registrant's Post-Effective Amendment No. 20 to Registration Statement No. 333-91691 is incorporated by reference.

8.12 Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.13 Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.14 Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company of New York, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit 8.14 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.15 Copy of Participation Agreement among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006 filed electronically as Exhibit 8.15 to Registrant's Post-Effective Amendment No. 24 is incorporated by reference.

8.16 Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.17 Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as
          Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.18 Copy of Amended and Restated Fund Participation Agreement dated September 1, 2006, among Pioneer Variable Contracts Trust, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc. filed electronically as Exhibit 27(h)(15) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.19 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Co. of New York, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.20 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

8.20 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as
          Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.21 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.21 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.22 Copy of Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust, Third Avenue Management LLC and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(17) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.23 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as
          Exhibit 8.26 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.


8.24 Copy of Fund Participation Agreement dated April 2, 2007,among RiverSource Life Insurance Co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

8.25 Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Co. of New York and Wells Fargo Distributor, LLC dated Jan. 1, 2007 filed electronically as Exhibit
          8.25 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.26 16, 2006, by and among IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.26 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.27 Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.27 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.28 Copy of Amended and Restated Participation Agreement dated Jan. 1, 2007, by and among Royce Capital Fund, Royce Associates LLC and RiverSource Life Insurance Co. of New York, filed electronically as
          Exhibit 8.28 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.29 Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

9. Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.

10. Consent of Independent Registered Public Accounting will be filed by amendment.

11.       None.

12.       Not applicable.

13. Power of Attorney to sign Amendments to this Registration Statement, dated Oct. 22, 2008 filed electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 333-91691 is incorporated herein by reference.

14.       Not applicable.

Item 25. Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York

Name                        Principal Business Address*       Positions and Offices with Depositor
----                    ----------------------------------   -------------------------------------
Gumer C. Alvero         1765 Ameriprise Financial Center     Director and Senior Vice President -
                        Minneapolis, MN 55474                Annuities

Timothy V. Bechtold     249 Ameriprise Financial Center      Director, President and Chief
                        Minneapolis, MN 55474                Executive Officer

Walter Stanley Berman   AMEX Tower WFC                       Vice President and Treasurer
                        200 Vesey St.
                        New York, NY

Maureen A. Buckley      20 Madison Ave. Extension            Director, Vice President, Chief
                        Albany, NY 12203                     Operating Officer, Chief Compliance
                                                             Officer, Consumer Affairs
                                                             Officer and Claims Officer

Rodney P. Burwell       Xerxes Corporation                   Director
                        7901 Xerxes Ave. So.
                        Minneapolis, MN 55431-1253

Richard N. Bush                                              Senior Vice President - Corporate Tax

Robert R. Grew          Carter, Ledyard & Milburn            Director
                        2 Wall Street
                        New York, NY 10005-2072

Ronald L. Guzior        Bollam, Sheedy, Torani               Director
                        & Co. LLP CPA's
                        26 Computer Drive West
                        Albany, NY 12205

Jean B. Keffeler        1010 Swingley Rd.                    Director
                        Livingston, MT 59047

Jeffrey McGregor                                             Director

Jeryl A. Millner        138 Ameriprise Financial Center      Director
                        Minneapolis, MN 55474

Richard T. Moore                                             Secretary

Thomas V. Nicolosi      Ameriprise Financial Services Inc.   Director
                        Suite 220
                        500 Mamaroneck Avenue
                        Harrison, NY 10528

* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries and affiliates of Ameriprise Financial, Inc.

Name of Subsidiary and Jurisdiction of Incorporation

American Express Property Casualty Insurance Agency of Pennsylvania Inc. PA Ameriprise Advisor Capital, LLC DE
Ameriprise Bank, FSB NY
Ameriprise Capital Trust I DE
Ameriprise Capital Trust II DE
Ameriprise Capital Trust III DE
Ameriprise Capital Trust IV DE
Ameriprise Captive Insurance Company VT
Ameriprise Certificate Company DE
Investors Syndicate Development Corporation NV
Ameriprise Holdings, Inc. DE
Ameriprise India Private Limited India
Ameriprise Trust Company MN
AMPF Holding Corporation MI
Ameriprise Advisor Services, Inc. MI
Ameriprise Insurance Agency of Massachusetts, Inc. MA
American Enterprise Investment Services Inc. MN
Ameriprise Financial Services DE
AMPF Property Corporation MI
AMPF Realty Corporation MI
IDS Management Corporation MN
IDS Futures Corporation MN
IDS Property Casualty Insurance Company WI
Ameriprise Auto & Home Insurance Agency, Inc. WI
Ameriprise Insurance Company WI
RiverSource Distributors, Inc. DE
RiverSource Investments LLC MN
Advisory Capital Strategies Group Inc. MN
Boston Equity General Partner LLC DE
Kenwood Capital Management LLC DE
IDS Capital Holdings Inc MN
Inc. RiverSource CDO Seed Investment, LLC MN
J.& W. Seligman & Co., Inc. NY
RiverSource Fund Distributors, Inc. NY
RiverSource Services, Inc. NY
Seligman Asia Inc. NY
Seligman Focus Partners LLC NY
Seligman Health Partners LLC NY
Seligman Health Plus Partners LLC NY
Seligman Partners LLC NY
RiverSource Life Insurance Company MN
RiverSource Life Insurance Co. of New York NY
RiverSource NY REO, LLC NY
RiverSource REO 1, LLC MN
RiverSource Tax Advantaged Investments, Inc. DE
AEXP Affordable Housing LLC DE
RiverSource Service Corporation MN
Securities America Financial Corporation NE
Brecek & Young Advisors, Inc. CA
Brecek & Young Financial Services Group of Montana, Inc. MT
Brecek & Young Financial Group Insurance Agency of Texas, Inc. TX
Securities America, Inc. DE
Securities America Advisors, Inc. NE

Threadneedle Asset Management Holdings SARL Luxembourg
TAM Investment Ltd DE
TAM UK Holdings Limited UK
Threadneedle Asset Management (Australia) Pty Ltd Aus
Threadneedle International Investments GmbH Germany
Threadneedle Management Luxembourg S.A. Luxembourg
Threadneedle Portfolio Services Hong Kong Ltd HK
Threadneedle Asset Management Holdings Ltd.* UK
Cofund Holdings Ltd. (16.89%) UK
Threadneedle Asset Management Finance Ltd. UK
TMS Investment Ltd. (Jersey) (Minority) Channel Islands, Jersey
Threadneedle Asset Management Ltd. UK
Threadneedle Asset Management (Nominees) Ltd. UK
ADT Nominees Ltd UK
Convivo Asset Management Ltd. UK
Threadneedle Investment Advisors Ltd. UK
Threadneedle Portfolio Managers Ltd. UK
Sackville TIPP (GP) Ltd. UK
Threadneedle International Fund Management Ltd. UK
Threadneedle International Ltd. UK
Threadneedle Investment Services GMbH Germany
Threadneedle Investment Services Ltd. UK
Threadneedle Investments (Channel Islands) Ltd. Channel Islands, Jersey Threadneedle Investments North America LLC DE
Threadneedle Management Services Ltd. UK
Threadneedle Pension Trustees Ltd. UK
Threadneedle Property Services Ltd. UK
Threadneedle Rural Property Services Ltd. UK
Threadneedle Navigator ISA Manager Ltd. UK
Threadneedle Pensions Ltd. UK
Crockhamwell Road Management Ltd (75%) UK
Crossways Management Company Ltd (0.7%) UK
Redhouse Property Services Ltd. (6%) UK
Sackville (TPEN) [75%] UK
Severnside Distribution Park (Bristol) Management Ltd. (2.6%) UK
Threadneedle Portfolio Services Ltd. UK
Threadneedle Property Investments Ltd. UK
Axix 4/5 Management Ltd. (22.2%) UK
Cornbrash Park Management Company Ltd UK
Highcross (Slough) Management Ltd UK
Sackville Property (GP) Ltd. UK
Sackville Property (GP) Nominee 1 Ltd. UK
Sackville Property (GP) Nominee 2 Ltd. UK
Sackville SPF IV (GP) No. 1 Ltd UK
Sackville SPF IV Property (GP) No. 1 Ltd UK
Sackville SPF IV Property Nominee (1) Ltd. UK
Sackville SPF IV Property Nominee (2) Ltd. UK
Sackville Tandem Property (GP) Ltd. UK
Sackville Tandem Property Nominee Ltd. UK
Sackville TPEN Property (GP) Ltd. UK
Sackville TPEN Property Nominee Ltd.
Sackville TPEN Property Nominee (2) Ltd. UK
Sackville TPEN Property Nominee (2) Ltd. UK
Sackville TSP Property (GP) Ltd. UK
Sackville TSP Property Nominee Ltd. UK
Threadneedle Unit Trust Manager Ltd. UK


Item 27. Number of Contract owners

      As of March 31, 2010, there were 13,519 non-qualified contract owners and 23,094 qualified contract owners.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Series Trust funds include the RiverSource Partners Variable Portfolio funds, RiverSource Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio fund of funds.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*   Positions and Offices with Underwriter
------------------------------------   --------------------------------------
Gumer C. Alvero                        Director and Vice President
Patrick Thomas Bannigan                Director and Vice President
Timothy V. Bechtold                    Director and Vice President
Paul J. Dolan                          Chief Operating Officer and
                                       Chief Administrative Officer
Jeffrey P. Fox                         Chief Financial Officer
Bimal Gandhi                           Senior Vice President -
                                       Strategic Transformation
Jeffrey  McGregor                      President
Thomas R. Moore                        Secretary
Scott Roane Plummer                    Chief Counsel
Julie A. Ruether                       Chief Compliance Officer
William Frederick "Ted" Truscott       Chairman of the Board and
                                       Chief Executive Officer

*    Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN
     55474

(c) RiverSource Distributors, Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

 NAME OF PRINCIPAL      NET UNDERWRITING           COMPENSATION    BROKERAGE
 UNDERWRITER            DISCOUNT AND COMMISSIONS   ON REDEMPTION   COMMISSIONS   COMPENSATION
 -----------------      ------------------------   -------------   -----------   ------------
RiverSource             $ 17,842,976                   None            None          None
 Distributors, Inc.

Item 30.  Location of Accounts and Records

          RiverSource Life Insurance Co. of New York
          20 Madison Avenue Extension
          Albany, NY 12203

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,
          1988).Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York, on behalf of the Registrant, has caused this Amendment to its Registration Statement to be signed on its behalf in the City of Minneapolis, and State of Minnesota, on this 12th day of May, 2010.

                    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                    By RiverSource Life Insurance Co. of New York
                                      (Sponsor)

                                    By /s/ Timothy V. Bechtold*
                        -----------------------------------------------
                                    Timothy V. Bechtold
                             President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 12th day of May, 2010.

SIGNATURE                               TITLE
------------------------------------    ---------------------------------------

/s/ Gumer C. Alvero*                    Director and Senior Vice President -
------------------------------------    Annuities
Gumer C. Alvero

/s/ Timothy V. Bechtold*                Director, President and Chief
------------------------------------    Executive Officer
Timothy V. Bechtold

/s/ Maureen A. Buckley*                 Director, Vice President, Chief Operating
------------------------------------    Officer, Chief Compliance Officer,
Consumer Affairs Officer and Claims
Maureen A. Buckley                      Officer

/s/ Rodney P. Burwell*                  Director
------------------------------------
Rodney P. Burwell

/s/ Richard N. Bush*                    Senior Vice President - Corporate Tax
------------------------------------
Richard N. Bush

/s/ Robert R. Grew*                     Director
------------------------------------
Robert R. Grew

/s/ Ronald L. Guzior*                   Director
------------------------------------
Ronald L. Guzior

/s/ Jean B. Keffeler*                   Director
------------------------------------
Jean B. Keffeler

/s/ Jeffrey McGregor*                   Director
------------------------------------
Jeffrey McGregor

/s/ Jeryl A. Millner*                   Director
------------------------------------
Jeryl A. Millner

/s/ Thomas V. Nicolosi*                 Director
------------------------------------
Thomas V. Nicolosi

/s/ David K. Stewart*                   Vice President and Controller
------------------------------------
David K. Stewart

* Signed pursuant to Power of Attorney dated Oct. 22, 2008, filed electronically as Exhibit 13 to Post-Effective Amendment No.28 to Registration Statement No.333-91691, incorporated herein by reference by:


/s/ Rodney J. Vessels
------------------------------------
    Rodney J. Vessels
Assistant General Counsel and Assistant Secretary

      CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 31 TO REGISTRATION STATEMENT

This Post-Effective Amendment is comprised of the following papers and documents:

The Cover Page.

PART A.

The prospectuses for:
RAVA 5 Advantage Variable Annuity
RAVA 5 Select Variable Annuity
RAVA 5 Access Variable Annuity

PART B.

The Combined Statement of Additional Information and Financial Statements

 Financial Statements.

Part C.

          Other Information.

          The signatures.

                                  EXHIBIT INDEX

9. Opinion of counsel and consent to its use as the legality of the securities being registered.